SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [__]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[_] Confidential. For use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        APPLIED CELLULAR TECHNOLOGY, INC.
                  --------------------------------------------
                (Name of Registrant as specified in its charter)


                  --------------------------------------------
    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[_]  Fee paid previously with preliminary materials:


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                                [GRAPHIC OMITTED]



Richard J. Sullivan
Chairman of The Board and
     Chief Executive Officer


                                  May 1, 1999


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on June 5, 1999, at 9:00 a.m. Eastern Daylight Time, at the Ritz Carlton Hotel, 100 South Ocean Boulevard, Manalapan, Florida 33462.

     The enclosed notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

                                                                     Recommended
                            Item                                         Vote
         ---------------------------------------------               -----------
    1.   Election of three Directors,                                    FOR
    2.   Ratification of PricewaterhouseCoopers LLP
         as independent auditors,                                        FOR

    3.   Approval to change the Company's name to
         Applied Digital Solutions, Inc., and to amend
         any and all documents, agreements and
         instruments to reflect such name change,                        FOR

    4.   Approval for amendment and restatement of the
         Articles of Incorporation of the Company to                     FOR
         Company to reflect the name change,
    5.   Approval and adoption of the Company's 1999
         Flexible Stock Plan,                                            FOR
    6.   Approval and adoption of the Company's 1999
         Employees Stock Purchase Plan, and                              FOR
    7.   Ratification of options granted under the
         Company's 1996  Non-Qualified  Stock Option Plan.               FOR



     We have also included a Proxy Statement that contains more information about these items and the meeting.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card to help us plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

     o If your shares are registered in your name, you are a shareholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

     o If your shares are in the name of your broker or bank, your shares are held in street name. You will need to check the box on the proxy card stating that you will be attending the meeting, or ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that we can verify your ownership of Company stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

     Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card. Many shareholders also can vote by proxy via touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card, or via the internet using the instructions on your proxy card. And shareholders may vote in person at the meeting, as described above.

                                                     Sincerely,


                                                     Richard J. Sullivan

                                [GRAPHIC OMITTED]
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS
OF APPLIED CELLULAR TECHNOLOGY, INC.:

     The 1999 Annual Meeting of Shareholders of Applied Cellular Technology, Inc., a Missouri corporation (the "Company"), will be held at the Ritz Carlton Hotel, Manalapan, Florida on June 5, 1999, at 9:00 a.m. Eastern Daylight Time, for the following purposes:

     1. To elect two Directors to hold office until the 2002 Annual Meeting of Shareholders, and one Director to hold office until the 2000 Annual Meeting of Shareholders, or until their respective successors have been elected or appointed,

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for the 1999 fiscal year,

     3. To approve the change in the Company's name to Applied Digital Solutions, Inc., and to amend any and all documents, agreements and instruments to reflect such name change,


     4. To approve an amendment and restatement of the Company's Articles of Incorporation to reflect the name change,

     5.  To approve and adopt the Company's 1999 Flexible Stock Plan,

     6.  To approve and adopt the Company's 1999 Employees  Stock Purchase Plan,

     7. To ratify options granted under the Company's 1996 Non-Qualified Stock Option Plan, and

     8. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

     The Board of Directors set March 29, 1999, as the record date for the meeting. This means that owners of the Company's Common Stock and owners of the exchangeable shares of TigerTel Services Limited ("TigerTel") and ACT-GFX Canada, Inc. ("ACT-GFX") at the close of business on that date are entitled to
(1) receive notice of the meeting and (2) vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. We will make available a list of holders of record of the Company's Common Stock and holders of record of the exchangeable of shares of TigerTel and ACT-GFX as of the close of business on March 29, 1999, for inspection during normal business hours at the offices of the Company, 400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480 for ten business days prior to the meeting. This list will also be available at the meeting.

                                              By Order of the Board of Directors


                                              Richard J. Sullivan
                                              Secretary


Palm Beach Florida

May 1, 1999



EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                                [GRAPHIC OMITTED]
                          400 Royal Palm Way, Suite 410
                            Palm Beach, Florida 33480

                                                                     May 1, 1999

                                 PROXY STATEMENT
                   FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 1999




     The Board of Directors of Applied Cellular Technology, Inc., a Missouri corporation (the "Company") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 1999 Annual Meeting of Shareholders of the Company. The meeting will be held at the Ritz Carlton Hotel, Manalapan, Florida, on June 5, 1999, at 9:00 a.m. Eastern Daylight Time, subject to adjournment or postponement thereof (the "Meeting"). The proxies also may be voted at any adjournments or postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to the shareholders of the Company on or about May 5, 1999. This Annual Meeting is the first to be held subsequent to the acquisition of the Company's Canadian subsidiaries, TigerTel Services Limited (formerly Commstar Ltd., and hereafter referred to as "TigerTel") and ACT-GFX Canada, Inc. ("ACT-GFX"). The holders of the exchangeable shares (the "Exchangeable Shares") of TigerTel and ACT-GFX are entitled, through a voting trust, to vote at the Annual Meeting.


Voting and Revocability of Proxies


     All properly executed written proxies and all properly completed proxies voted by telephone or via the internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the Meeting pursuant to this solicitation.

     o In voting on the election of the two directors to serve until the 2002 Annual Meeting of Shareholders and the one director to serve until the 2000 Annual Meeting of Shareholders, shareholders may vote in one of the three following ways:

          1.   in favor of all nominees,
          2.   withhold votes as to all nominees, or
          3.   withhold votes as to specific nominees.

     o In voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for the 1999 fiscal year, the approval of the change in the Company's name to Applied Digital Solutions, Inc., the approval of an amendment and restatement of the Company's Articles of Incorporation to reflect the name change, the approval and adoption of the Company's 1999 Flexible Stock Plan, the approval and adoption of the Company's 1999 Employees Stock Purchase Plan, and the ratification of options granted under the Company's 1996 Non-Qualified Stock Option Plan, shareholders may vote in one of the three following ways:

          1.   in favor of the item,
          2.   against the item, or
          3.   abstain from voting on the item.

     Shareholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR ratification of the appointment of PricewaterhouseCoopers LLP, FOR the change in the Company's name, FOR amendment and restatement of the Company's Articles of Incorporation to reflect the name change, FOR approval and adoption of the Company's 1999 Flexible Stock Plan, FOR approval and adoption of the Company's 1999 Employees Stock Purchase Plan, and FOR ratification of options granted under the Company's 1996 Non-Qualified Stock Option Plan since the 1997 Annual Meeting of Shareholders.


     In addition, if other matters come before the Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters. A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Company's Secretary bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to: ADP Investor Communication Services, Inc., P. O. Box 9079, Farmingdale, NY 11735-9769. Proxies signed by brokers with no further statements indicated on the proxy and shares as to which proxy authority has been withheld with respect to any matter will be counted for quorum and for purposes of determining the number of shares entitled to vote on a matter. Broker non-votes (proxies where the broker has added statements such as "non-vote," "no vote" or "do not vote") are not counted for quorum or for purposes of determining the number of shares entitled to vote on a matter. Approval of items 1, 2, 5, 6 and 7 will require the favorable vote of a majority of the shares represented and entitled to vote at the Meeting. Items 3 and 4 regarding the amendment and restatement of the Company's Restated Articles of Incorporation, as amended, to change the Company's name will require the favorable vote of a majority of the outstanding shares entitled to vote at the Annual Meeting.


     The telephone and internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm their instructions have been properly recorded. Specific instructions to be followed by shareholders interested in voting via the telephone or the internet are set forth on the proxy card. If the proxy card does not contain these instructions, these options are not available.

Record Date and Share Ownership

     Owners of record of shares of the Company's Common Stock at the close of business on March 29, 1999 (the "Record Date") will be entitled to vote at the Meeting or adjournments or postponements thereof. Each owner of record of the Company's Common Stock on the Record Date is entitled to one vote for each share of Common Stock so held.


     The Exchangeable Shares entitle the holders thereof to dividend and other rights economically equivalent to the Company's Common Stock, including the right, pursuant to voting trust agreements, to vote at the Company's shareholder meetings. The trustee of all the Exchangeable Shares is The Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada (the "Trustee"). The Trustee holds one share of the Company's Special Voting Preferred Stock, par value $10 per share (the "Special Voting Stock"), that is entitled to the number of votes at meetings of holders of the Company's Common Stock equal to the number of exchangeable shares of TigerTel outstanding as of the Record Date for such meeting held by persons other than the Company, any of its subsidiaries or any person directly or indirectly controlled by or under common control with the Company (an "Affiliate"). The Trustee also holds one share of the Company's Class B Special Voting Preferred Stock, par value $10 per share (the "Class B Special Voting Stock"), that is entitled to the number of votes at meetings of holders of the Company's Common Stock equal to the number of exchangeable shares of ACT-GFX outstanding as of the Record Date for such meeting held by persons other than the Company and its Affiliates.


     Pursuant to the voting trust agreements, each holder of Exchangeable Shares is entitled to instruct the Trustee as to the voting of the number of votes attached to the Special Voting Stock or Class B Special Voting Stock, as the case may be, represented by such holder's Exchangeable Shares. The Trustee will exercise each vote attached to the Special Voting Stock or Class B Special Voting Stock, as the case may be, only as directed by the relevant holder, and in the absence of instructions from a holder as to voting will not exercise such votes. A holder may instruct the Trustee to give a proxy to such holder entitling the holder to vote personally such holder's relevant number of votes or to grant to the Company's management a proxy to vote such votes. The Trustee has furnished (or caused the Company to furnish) this Proxy Statement and certain related materials to the holders of Exchangeable Shares.

     As of the close of business on March 29, 1999, there were 37,610,289 shares of Common Stock outstanding entitled to vote at the Annual Meeting and 1,392,877 Exchangeable Shares outstanding entitled to vote at the Annual Meeting through the exercise by the Trustee of the voting rights under the voting trust agreements (all such shares being referred to herein as the "shares" and all holders thereof being referred to as the "shareholders" of the Company). A majority of the shares must be present, in person or by proxy, to conduct business at the Meeting.

     The Common Stock, the Special Voting Stock and the Class B Special Voting Stock vote together as a single class.

                              ELECTION OF DIRECTORS
                                    (Item 1)

Board of Directors

     The Directors are divided into three classes, each serving for a period of three years, which has been the practice of the Company since 1998. The class to which each Director has been assigned is designated as Group A, Group B or Group
C. The shareholders elect approximately one-third of the members of the Board of Directors annually. The Company's basic philosophy mandates the inclusion of directors who will be representative of management, employees and the minority shareholders of the Company. Directors may only be removed for "cause." The terms of Daniel E. Penni and Angela M. Sullivan will expire at the 1999 Annual Meeting, and each has been nominated to stand for reelection at the Meeting to hold office until the 2002 Annual Meeting of Shareholders and until his or her successor is elected and qualified. Additionally, the term of Constance K. Weaver, who was elected to the Board in June 1998, will expire, and she has been nominated to stand for reelection at the Meeting to hold office until the 2000 Annual Meeting of Shareholders and until her successor is elected and qualified.

     Cumulative voting does not apply in the election of Directors. Unless otherwise indicated, the shares represented by this proxy will be voted for each nominee named below. Should any one or more of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of Directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.

Recommendation of the Board of Directors Concerning the Election of Directors

     The Board of Directors of the Company recommends a vote FOR Daniel E. Penni and Angela M. Sullivan to hold office until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified. The Board of Directors of the Company recommends a vote FOR Constance K. Weaver to hold office until the 2000 Annual Meeting of Shareholders and until her successor is elected and qualified. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.

NOMINEES FOR ELECTION TO TERM EXPIRING 2002

     Daniel E. Penni: Mr. Penni, age 51, has served as a Director since March 1995 and serves on the Executive, Compensation and Audit Committees of the Board of Directors of the Company. Since March 1998, he has been an Area Executive Vice President for Arthur J. Gallagher & Co., an insurance agency. He has worked in many sales and administrative roles in the insurance business since 1969. He was President of the Boston Insurance Center, Inc., an insurance agency until 1988. Mr. Penni was founder and President of BIC Equities, Inc., a broker/dealer registered with the NASD. Mr. Penni graduated with a Bachelor of Science degree in 1969 from the School of Management at Boston College.

     Angela M. Sullivan: Ms. Sullivan, age 39, has served as a Director since April 1996 and serves on the Executive and Compensation Committees of the Board of Directors of the Company. From 1988 to the present, Ms. Sullivan has been a partner in the Bay Group, a private merger and acquisition firm, President of Great Bay Technology, Inc., and President of Spirit Saver, Inc. Ms. Sullivan received a Bachelor of Science degree in Business Administration in 1980 from Salem State College. Ms. Sullivan is married to Richard J. Sullivan.

NOMINEE FOR ELECTION TO TERM EXPIRING 2000

     Constance K. Weaver: Ms. Weaver, age 46, was elected to the Board of Directors in June 1998 and serves on the Executive and Audit Committees of the Board of Directors of the Company. From 1996 to the present, Ms. Weaver has been Vice President, Investor Relations and Financial Communications for AT&T Corporation. From 1995 through 1996 she was Senior Director, Investor Relations and Financial Communications for Microsoft Corporation. From 1993 to 1995 she was Vice President, Investor Relations, and from 1991 to 1993 she was Director of Investor Relations, for MCI Communications, Inc. Ms. Weaver is a director of Primark Corporation and the National Investor Relations Institute (NIRI). Ms. Weaver received a Bachelor of Science degree from the University of Maryland in 1975.

INCUMBENT DIRECTORS - TERM EXPIRING 2001

     Richard J. Sullivan: Mr. Sullivan, age 60, was elected to the Board of Directors, and named Chief Executive Officer, in May 1993. He is Chairman of the Executive and Compensation Committees of the Board of Directors of the Company. He was appointed Secretary in March 1996. Mr. Sullivan is currently Chairman of Great Bay Technology, Inc. From August 1989 to December 1992, Mr. Sullivan was Chairman of the Board of Directors of Consolidated Convenience Systems, Inc., in Springfield, Missouri. He has been the Managing General Partner of The Bay Group, a merger and acquisition firm in New Hampshire since February 1985. Mr. Sullivan was formerly Chairman and Chief Executive Officer of Manufacturing Resources, Inc., an MRP II software company in Boston, Massachusetts and was Chairman and CEO of Encode Technology, a "Computer-Aided Manufacturing" Company, in Nashua, New Hampshire from February 1984 to August 1986. Mr. Sullivan is married to Angela M. Sullivan.


     Garrett A. Sullivan: Mr. Sullivan, age 64, has been President of the Company since March 1995. He was elected to the Board of Directors in August 1995 and serves on the Executive and Audit Committees of the Board of Directors of the Company. He was acting secretary of the Company from March 1995 to March 1996 and acting Chief Financial Officer from March 1995 to February 1997. From 1993 to 1994 he was an Executive Vice President of Envirobusiness, Inc. From 1988 to 1993, he served as president and chief operating officer of two companies in the electronics and chemical industries which were owned by Philips North America. He was previously a partner in the Bay Group, a merger and acquisition firm in New Hampshire from 1988 to 1993. From 1981 to 1988, Mr. Sullivan was President of Granada Hospital Group, Burlington, Massachusetts. Mr. Sullivan received a Bachelor of Arts degree from Boston University in 1960 and obtained an MBA from Harvard University in 1962. Mr. Sullivan is not related to Richard J. Sullivan.


INCUMBENT DIRECTOR - TERM EXPIRING 2000

     Arthur F. Noterman: Mr. Noterman, age 57, a Chartered Life Underwriter, has served as a Director since February 1997, and is Chairman of the Audit Committee and a member of the Executive Committee of the Board of Directors of the Company. An operator of his own insurance agency, Mr. Noterman is a registered NASD broker affiliated with a Chicago, IL registered broker/dealer. Mr. Noterman attended Northeastern University from 1965 to 1975 and obtained the Chartered Life Underwriters Professional degree in 1979 from The American College, Bryn Mawr, Pennsylvania.

Directorships


     Constance K. Weaver is a director of Primark Corporation. No other director holds a directorship in any other company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.


Board Committees and Meetings

     The Company has standing Executive, Audit and Compensation Committees of the Board of Directors. The members of the committees are identified with the list of Board nominees on the preceding pages.

     The Audit Committee recommends for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the consolidated financial statements of the Company for the fiscal year in which they are appointed, and monitors the effectiveness of the audit effort, the Company's internal and financial accounting organization and controls and financial reporting. The audit committee held 4 meetings during 1998.

     The Compensation Committee administers the Company's 1996 Non-Qualified Stock Option Plan, including the review and grant of stock options to officers and other employees under such plan, and recommends the adoption of new plans. The Compensation Committee also reviews and approves various other Company compensation policies and matters and reviews and approves salaries and other matters relating to the executive officers of the Company. The Compensation Committee reviews all senior corporate employees after the end of each fiscal year to determine compensation for the subsequent year. Particular attention is paid to each employee's contributions to the current and future success of the Company along with their salary level as compared to the market value of personnel with similar skills and responsibilities. The Compensation Committee also looks at accomplishments which are above and beyond management's normal expectations for their positions. The Compensation Committee met 7 times during 1998.

     Prior to 1996,  Richard  J.  Sullivan,  the  Company's  Chairman  and Chief
Executive Officer, did not receive direct compensation from the Company. Starting in 1996, Mr. Sullivan's compensation has been determined taking into account the factors identified in the preceding paragraph. See also "Executive Compensation--Compensation Committee Report on Executive Compensation."

     The Board of Directors held 58 meetings during 1998 and acted by written consent 25 times during 1998. During the year, all Directors attended 75% or more of the Board of Directors' meetings and the Board Committees to which they were assigned.

Ownership of Equity Securities in the Company

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock by each director and by each executive officer named in the Summary Compensation Table and by all the directors and executive officers as a group as of December 31, 1998:

                                     Aggregate Number Of           Percent of
                                     Shares Beneficially          Outstanding
               Name                       Owned (1)                  Shares
--------------------------------     -------------------------    -------------

Daniel E. Penni                              310,065                   *
Arthur F. Noterman                            65,000                   *
Angela M. Sullivan                           742,775 (2)              2.1%
Constance K. Weaver                              --                    *
Richard J. Sullivan                        2,522,024 (2)              7.1%
Garrett A. Sullivan                          500,000                  1.4%
Andrew J. Hidalgo                              1,000                   *
Scott R. Silverman                           110,434                   *
David A. Loppert                             250,000                   *

All Directors and Executive
  Officers as a Group
(13 Persons)                               4,330,634                 12.2%

     -----------

* Represents less than 1% of the issued and outstanding shares of Common Stock of the Company.

(1) This table includes presently exercisable stock options. The following directors and executive officers hold the number of exercisable options set forth following their respective names: Daniel E. Penni - 60,000; Arthur F. Noterman - 60,000; Angela M. Sullivan - 60,000; Richard J. Sullivan - 1,685,000; Garrett A. Sullivan - 500,000; Scott R. Silverman - 50,000; David A. Loppert - 150,000; and all directors and executive officers as a group - 2,665,000.

(2) Includes 310,598 shares owned by The Bay Group and 367,177 shares owned by Great Bay Technology, Inc. The Bay Group is controlled by Richard J. Sullivan and Angela M. Sullivan. Great Bay Technology, Inc. is controlled Richard J. Sullivan, Angela M. Sullivan and Stephanie Sullivan.

     The following table sets forth information concerning warrants to purchase shares of the Company's Common Stock which are owned beneficially by directors and the named executive officers of the Company individually and as a group as of December 31, 1998:


                                         Class of       Number of    Percent of    Exercise Price
                     Name                 Warrants    Warrants (1)      Class        Per Share
----------------------------------------------------------------------------------------------------

Richard J. Sullivan (2)                  Class K        250,000      100.0%          $   5.31
                                         Class S        600,000      100.0%          $   3.00
Garrett A. Sullivan                      Class H        100,000       22.2%          $   2.00
                                         Class N        100,000       12.5%          $   3.00
Daniel E. Penni                             --            --            --                --
Angela M. Sullivan (2)                   Class K        250,000      100.0%          $   5.31
                                         Class S        600,000      100.0%          $   3.00
Arthur F. Noterman                          --            --            --                --
Constance K. Weaver                         --            --            --                --
Andrew J. Hidalgo                           --            --            --                --
Scott R. Silverman                          --            --            --                --
David A. Loppert                            --            --            --                --

All Directors and Executive              Class F         40,000       13.3%          $   2.50
   Officers as a Group (13 Persons)      Class H        100,000       22.2%          $   2.00
                                         Class K        250,000      100.0%          $   5.31
                                         Class N        200,000       25.0%          $   3.00
                                         Class S        600,000      100.0%          $   2.00
     -----------



     (1) Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct a disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned, subject to applicable community property laws.
     (2) Represents warrants owned by Great Bay Technology, Inc. Great Bay Technology, Inc. is controlled by Richard J. Sullivan,
         Angela M. Sullivan and Stephanie Sullivan.


Principal Shareholders

     Set forth in the table below is information as of December 31, 1998 with respect to persons known to the Company (other than the directors and executive officers shown in the preceding table) to be the beneficial owners of more than five percent of the Company's issued and outstanding Common Stock:

                                          Number of Shares             Percent
              Name and Address           Beneficially Owned           of Class
       -------------------------------------------------------------------------
       James M. Shaver (1)                    1,923,509                  5.4%
       1811 Center Point Circle #111
       Naperville, Illinois 60563
       -----------

       (1) Mr. Shaver is President of the Company's Telecommunications Division.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the total remuneration paid in 1998 and the two prior fiscal years to the Company's
Chief Executive Officer and the Company's four other most highly compensated executive officers.


                                            Summary Compensation Table
                                                                             Long-Term Compensation
                                                                      -------------------------------
                                        Annual Compensation                  Awards           Payouts
                                -----------------------------------   ----------------------  -------
                                                          Other
                                                          Annual      Restricted                      All Other
       Name and                                           Compensa-   Stock       Options/     LTIP      Compen-
Principal Position (1)    Year     Salary     Bonus (2)   tion (3)    Awards      SAR's (4)    Payouts   sation
-----------------------   ----    ---------   ---------   ---------   ----------  ---------    ------- ---------


Richard J. Sullivan       1998    $ 345,833   $ 180,000   $  79,882      --       1,500,000    $  --     $  --
Chairman, CEO and         1997    $  16,669   $ 140,000   $   3,623      --       1,000,000    $  --     $  --
Secretary                 1996    $     --    $    --     $  68,816      --       1,130,000    $  --     $  --

Garrett A. Sullivan (5)   1998    $ 144,165   $  90,000   $   8,842      --         475,000    $  --     $  --
Director, President       1997    $ 105,499   $  75,000   $     811      --         350,000    $  --     $  --
and COO                   1996    $ 113,966   $  25,000   $     --       --         150,000    $  --     $  --

Andrew J. Hidalgo (6)     1998    $ 122,326   $  25,000   $     --       --          80,000    $  --     $  --
Senior Vice President     1997         N/A    $    --     $     --       --            --      $  --     $  --
                          1996         N/A    $    --     $     --       --            --      $  --     $  --

Scott R. Silverman (7)    1998    $ 204,000   $  10,000   $     --       --          50,000    $  --     $  --
Senior Vice President,    1997    $ 197,000   $    --     $     --       --                    $  --     $  --
Corporate Development     1996    $ 128,000   $    --     $     --       --          50,000    $  --     $  --
  and Legal Affairs

David A. Loppert (8)      1998    $ 123,537   $  40,000   $ 15,925      --          285,000    $  --     $  --
Vice President,           1997    $  64,423   $  25,000   $     --      --          150,000    $  --     $  --
Treasurer and Chief       1996     N/A        $      --   $     --      --             --      $  --     $  --
  Financial Officer
     -----------

     (1) No executive officer served pursuant to an employment contract through the 1996 fiscal year. See "Employment Contracts and Termination of Employment and Change-In-Control Arrangements" below for agreements entered into subsequent to December 31, 1996.
     (2) The amounts in the Bonus column were discretionary awards granted by the compensation committee in consideration of the contributions of the respective named executive officers.
     (3) Includes, in 1998 for Richard J. Sullivan, $73,394 reimbursed for the payment of taxes. Prior to June 1997, Mr. Sullivan did not receive a salary from the Company.
     (4)  Indicates number of securities underlying options.
     (5) Mr. Sullivan was Secretary until March 1996 and Acting Chief Financial Officer until February 1997.
     (6) Mr. Hidalgo began his employment with the Company in January 1998 as the Vice President of Strategic Relations and was appointed Senior Vice President of the Company in March 1999.
     (7) Mr. Silverman was Vice President and Corporate Counsel of a subsidiary of the Company until November 1996, when he was appointed President of that subsidiary. In December 1997, Mr. Silverman was appointed Vice President of Business Development of the Company, and in March 1999 he was appointed Senior Vice President of the Company.
     (8) Mr. Loppert was employed as Vice President, Treasurer, and Chief Financial Officer of the Company in February 1997.

Option Grants in Last Fiscal Year

     The following table contains information concerning the Company's grant of Stock Options under the Company's 1996 Non-Qualified Stock Option Plan to the named executive officers during 1998:

                                     Option Grants In Last Fiscal Year
                                                      Individual Grants
                                 -------------------------------------------------------------
                                    Number of      % of Total
                                   Securities        Options
                                   Underlying      Granted to     Exercise                       Grant Date
                                     Options      Employees in      Price    Expiration Date   Present Value
            Name (1)               Granted (#)        1998         ($/Sh)                         (2) ($)
-------------------------------------------------------------------------------------------------------------

Richard J. Sullivan                    500,000        9.3%        $ 3.51         April-04       $ 635,000
                                       500,000        9.3%        $ 3.03          June-04       $ 635,000
                                       500,000        9.3%        $ 2.19      December-04       $ 635,000
Garrett A. Sullivan                    150,000        2.8%        $ 3.51         April-04       $ 190,500
                                       150,000        2.8%        $ 3.03          June-04       $ 190,500
                                       175,000        3.3%        $ 2.19      December-04       $ 222,250
Andrew J. Hidalgo                       30,000        0.6%        $ 3.03          June-04       $  38,100
                                        50,000        0.9%        $ 2.19      December-04       $  63,500
Scott R. Silverman                      50,000        0.9%        $ 2.19      December-04       $  63,500
David A. Loppert                        35,000        0.7%        $ 3.51         April-04       $  44,450
                                       125,000        2.3%        $ 3.03          June-04       $ 158,750
                                       125,000        2.3%        $ 2.19      December-04       $ 158,750
     -----------

(1) Options granted under the 1996 Non-Qualified Stock Option Plan were granted at an exercise price equal to 85% of the fair market value of the Company's common shares on the grant date. These options are exercisable over a five-year period beginning with the first anniversary of the grant date.
(2) Based on the grant date present value of $1.27 per option share which was derived using the Black-Scholes option pricing model in accordance with rules and regulations of the Securities Exchange Commission and is not intended to forecast future appreciation of the Company's common share price. The Black-Scholes model was used with the following assumptions: dividend yield of 0%; expected volatility of 43.69%; risk-free interest rate of 8.5%; and expected lives of 5 years.

Option Exercises and Fiscal Year-End Values

     The  following  table  sets  forth  information  with  respect to the named
executive   officers   concerning  the  exercise  of  options  during  1998  and
unexercised options held on December 31, 1998:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


                                                             Number of Securities          Value of Unexercised In-
                                                             Underlying Unexercised        The-Money Options at Year
                                                             Options at Year End 1998(#)   End 1998 ($) (1)
                                                          ------------------------------   -------------------------
          Name                Shares
                            Acquired on        Value
                           Exercise (#)    Realized ($)    Exercisable    Unexercisable    Exercisable     Unexercisable
 -----------------------   ------------    ------------    -----------    -------------    -----------     -------------

 Richard J. Sullivan           --          $   --          1,685,000       1,500,000       $    --         $  5,343,750
 Garrett A. Sullivan           --          $   --            500,000         475,000       $    --         $  1,692,188
 Andrew J. Hidalgo             --          $   --               --            80,000       $    --         $    285,000
 Scott R. Silverman            --          $   --             50,000          50,000       $    --         $    178,125
 David A. Loppert              --          $   --            150,000         285,000       $    --         $  1,015,313

 ----------------

   (1) Based on the closing price of the Company's Common Stock on the Nasdaq Stock Market(R) on December 31, 1998 ($3.5625).


Compensation Pursuant to Plans

     Other than as disclosed above, the Company has no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year or is proposed to be paid or distributed in the future, to the individuals described above.

Compensation of Directors

     Prior to the fourth quarter of 1998, non-employee directors of the Company received a fee of $250 per meeting, for their attendance at meetings of the Company's Board of Directors. Beginning in the fourth quarter of 1998, the non-employee director compensation was changed to fixed quarterly fees in the amount of $5,000 per non-employee director. In addition, non-employee directors receive a quarterly fee in the amount of $1,000 for each committee on which they are a member. Reasonable travel expenses are reimbursed when incurred. Individuals who become directors of the Company are automatically granted an initial option to purchase 25,000 shares of Common Stock on the date they become directors. Each of such options is granted pursuant to the Company's 1996 Non-Qualified Stock Option Plan on terms and conditions determined by the Board of Directors. In addition, the following options were granted to directors in 1998: Arthur F. Noterman - 30,000 at $3.51 in April 1998, 35,000 at $3.03 in
June 1998, and 100,000 at $2.00 in December 1998; Daniel E. Penni - 30,000 at $3.51 in April 1998, 35,000 at $3.03 in June 1998, and 100,000 at $2.00 in
December 1998; Angela M. Sullivan - 30,000 at $3.51 in April 1998, 35,000 at $3.03 in June 1998, and 100,000 at $2.00 in December 1998; and Constance K. Weaver - 35,000 at $2.76 in July 1998 and 100,000 at $2.00 in December 1998.
Directors who are not also executive officers are not eligible to participate in any other benefit plan of the Company.

Compensation Committee Interlocks and Insider Participation

     Richard J. Sullivan, the Chief Executive Officer of the Company, is Chairman of the Compensation Committee.

Employment  Contracts  and  Termination  of  Employment  and   Change-In-Control
Arrangements

     The Company, or its subsidiary, has entered into an employment agreement with the following executive officers:


                                              Term                    Base
                                --------------------------------
         Name                   Length         Commencing            Salary
 ---------------------          ----------    -----------------    ------------


 Richard J. Sullivan            5 years(1)    July 1, 1998         $450,000 (2)
 Garrett A. Sullivan            5 years(1)    June 1, 1998         $165,000
 Andrew J. Hidalgo              3 years       May 11, 1998         $150,000 (3)
 Marc Sherman                   3 years       November 13, 1996    $210,000 (4)
 Scott R. Silverman             3 years       February 1, 1999     $240,000 (5)
 Jerome C. Artigliere           3 years       December 16, 1997    $100,000 (6)
 Gary A. Gray                   3 years       December 1, 1998     $ 42,000 (7)
 David A. Loppert               5 years(1)    June 19, 1998        $150,000
 John F. Reap                   3 years       October 24, 1997     $120,000
 Tabitha Zane                   2 years       February 8, 1999     $120,000


 ----------------------

(1) Automatically renewed for successive additional one-year terms on each anniversary.
(2)   Provides for a minimum annual bonus of $140,000.
(3) Effective as of March 9, 1999. Also contains a bonus provision if certain targets are met.
(4)   Effective as of January 1, 1999.
(5)   Provides for a minimum annual  increase of 10% of base salary.
(6)   Effective as of February 1, 1999.
(7) In addition to base compensation, Mr. Gray receives a commission of 10% of gross sales revenue of Applied Cellular Technology of Missouri, Inc.


     In 1997, the Company entered into employment agreements with Richard J. Sullivan, Chairman; Garrett A. Sullivan, President; and David A. Loppert, Chief Financial Officer. These agreements were amended in 1998 and only covered certain of the employment terms and conditions; the rest of the employment terms remained under negotiation until final agreement was reached on March 23, 1999. As of that date, each employment agreement for Richard J. Sullivan, Garrett A.
Sullivan and David A. Loppert was revised and restated. Such employment agreements, as revised and restated, include certain "change of control" provisions. At the employee's option, he may terminate his employment under the agreement at any time within one year after such change of control. The Company shall pay to the employee a severance payment equal to the maximum amount which would not result in such payment being an excess parachute payment as defined in the Internal Revenue Code of 1986, as amended (the "Code") which would be subject to an excise tax. However, if any other amounts payable by the Company to the employee are subject to the parachute provisions of the Code and reducing the severance payment would eliminate the excise tax on the severance payment and such other payments and result in a greater net payment, the severance payment may be reduced. Additionally, upon termination of employment for any reason other than for breach under the agreement, each of Garrett Sullivan and David Loppert shall be entitled to receive from the Company 60 equal monthly payments of 8.333% of his compensation from the Company over the 12-month period for which his compensation was the greatest, and Mr. Richard Sullivan shall receive 60 monthly payments of $37,500 each. These payments are reduced by any severance payments. Mr. Richard Sullivan's agreement provides that he may elect to receive a percentage of his salary for each 12-month period in the Company's Common Stock. For the twelve-month period commencing July 1, 1998, Mr. Sullivan has elected to receive $200,000 of his compensation in stock.

     Additionally, the agreements for both Richard Sullivan and Garrett Sullivan provide for certain "triggering events" which include a change in control of the Company, the termination of Richard Sullivan's employment other than for cause, or if Richard Sullivan ceases to hold his current positions with the Company for any reason other than a material breach of the terms of his employment agreement. Within ten days of the occurrence of a triggering event, the Company shall pay, in cash or in stock, or in a combination thereof, $12.1 million and $3.5 million, respectively, to Richard Sullivan and to Garrett Sullivan. In addition, the Company shall transfer to Richard Sullivan certain other property valued at approximately $0.5 million. The Company would also be required to make a gross up payment that covers all U.S. federal and state income taxes payable by Mr. Sullivan, if any, as a result of the transfer.

Indebtedness of Management

     Garrett A. Sullivan, the Company's President, has executed two promissory notes in favor of the Company; one in the amount of $75,000, bearing interest at 7% per annum, and one in the amount of $102,216.19, which is non-interest bearing and is repayable from the proceeds of the sale of any shares of Common Stock Mr. Sullivan may receive upon the exercise of warrants or options. The entire amount due on such notes was outstanding on April 16, 1999.

     Daniel E. Penni, a member of the Company's Board of Directors, has executed a revolving line of credit promissory note in favor of Applied Cellular
Technology Financial Corp., a subsidiary of the Company, in the amount of $450,000. The promissory note is payable on demand, with interest payable monthly on the unpaid principal balance at the rate equal to one percentage point above the base rate announced by State Street Bank and Trust Company (which interest rate shall fluctuate contemporaneously with changes in such base rate). As of April 9, 1999, $75,000 had been advanced under this note.

     Scott R. Silverman, the Company's Senior Vice President, has executed a promissory note in favor of the Company in the amount of $195,000. The promissory note is non-interest bearing and was executed as consideration for the purchase by Mr. Silverman of 75,000 shares of the Company's Common Stock. The entire amount due on such note was outstanding on April 16, 1999.

     David A. Loppert, the Company's Chief Financial Officer, has executed a promissory note in favor of the Company in the amount of $260,000. The promissory note is non-interest bearing and was executed as consideration for the purchase by Mr. Loppert of 100,000 shares of the Company's Common Stock. The entire amount due on such note was outstanding on April 16, 1999.

     Marc Sherman, the President of the Company's Inteletek division, and a Vice President of the Company, has executed a promissory note in favor of the Company in the amount of $400,000. The promissory note is non-interest bearing and was executed as consideration for the purchase by Mr. Sherman of 100,000 shares of the Company's Common Stock. The entire amount due on such note was outstanding on April 16, 1999. Additionally, Mr. Sherman has executed promissory notes totaling $595,000 in favor of the Company's subsidiary, Universal Commodities Corp. The notes are payable on demand and bear interest at the rate of 6% per annum. As of April 16, 1999, the entire amounts due on such notes were outstanding.

     The Company has made previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the following "Compensation Committee Report on Executive Compensation" and the "Performance Graph" shall not be incorporated by reference into any such filings.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Committee of the Board

     The Compensation Committee is composed of two non-employee, independent members of the Board of Directors and Richard J. Sullivan, Chairman and Chief Executive Officer of the Company. It is the Compensation Committee's
responsibility to review, recommend and approve changes to the Company's compensation policies and programs. It is also the Committee's responsibility to review and approve all compensation actions for the executive officers of the Company and various other Company compensation policies and matters and administer the Company's 1996 Non-Qualified Stock Option Plan, including the review and approval of stock option grants to the executive officers of the Company.

General Compensation Philosophy

     The Company's executive compensation programs are designed to enable the Company to attract, retain and motivate the executives of the Company and its subsidiaries. The Company's general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of shareholders. Total cash compensation for the majority of the Company's employees, including its executive officers, includes a base salary and a cash bonus based on the profitability of the Company and its individual subsidiaries. Long-term incentive compensation is realized through the granting of stock options to most employees, at the discretion of the presidents of the Company's divisions, as well as eligible executive officers.

Setting Executive Compensation

     In setting the base salary and individual bonuses (hereafter together referred to as "BSB") for executives, the Compensation Committee reviews information relating to executive compensation of US based companies that are of the same size as the Company. While there is no specific formula that is used to set compensation in relation to this market data, executive officer BSB is generally set at or below the median salaries for comparable jobs in the market place. However, when specific financial and non-financial goals are met, additional compensation in the form of either cash compensation or long-term incentive compensation may be paid to the executive officers of the Company.

Base Salary

     The Compensation Committee reviews the history and proposals for the compensation package of each of the executive officers, including base salary. Increases in base salary are governed by three factors: merit (an individual's performance); market parity (to adjust salaries based on the competitive market); and promotions (to reflect increases in responsibility). In assessing market parity, the Company relies on market surveys of similarly sized publicly traded companies and generally pays below the median of these companies. The guidelines are set each year and vary from year to year to reflect the competitive environment and to control the overall cost of salary growth. Individual merit increases are based on performance and can range from 0% to 100%.

     The salary guidelines for all presidents of the Company's subsidiaries are generally based upon individually negotiated employment agreements. Merit increases are submitted by the President of the Company to the Compensation Committee for approval based upon individual performance and the performance of the subsidiary. Merit increases for non-executive employees are at the discretion of the presidents of the Company's divisions.

Cash and Stock Incentive Compensation Programs

     To reward performance, the Company provides its executive officers and its divisional executive officers with additional compensation in the form of a cash bonus and/or stock awards. No fixed formula or weighting is applied by the Compensation Committee to corporate performance versus individual performance in determining these awards. The amounts of such awards are determined by the Committee acting in its discretion. Such determination, except in the case of the award for the Chairman, is made after considering the recommendations of the Chairman and President and such other matters as the Committee deems relevant. The Committee, acting in its discretion, may determine to pay a lesser award than the maximum specified. The amount of the total incentive is divided between cash and stock at the discretion of the Committee.

Stock Options


     The 1996 Non-Qualified Stock Option Plan is a long-term plan designed to link rewards with shareholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with shareholders. The value of the stock options to an employee increases as the price of the Company's stock increases above the fair market value on the grant date, and the employee must remain in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

     This Plan allows grants of stock options to all employees of the Company, including executive officers. Grants to executive officers of the Company and to officers of the Company's subsidiaries are made at the discretion of the Compensation Committee. The Committee may also make available a pool of options to each subsidiary to be granted at the discretion of such subsidiary's president.


     In 1998, stock options for the executive officers were granted upon the recommendation of management and approval of the Compensation Committee based on their subjective evaluation of the appropriate amount for the level and amount of responsibility for each executive officer.

Decisions on 1998 Compensation

     The Company's compensation program is leveraged towards the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chief Executive Officer, Richard J. Sullivan. Mr. Sullivan's compensation awards were made based upon the Compensation Committee's assessment of the Company's financial and non-financial performance. The results were evaluated based on the overall judgment of the Compensation Committee. Prior to June 1997, Mr. Sullivan did not receive a salary from the Company. During 1998, Mr. Sullivan's base salary was set at $450,000 per annum which is below market for similarly sized publicly traded companies. Mr. Sullivan was awarded three stock option grants in 1998; one in April, one in June, and one in December to provide Mr. Sullivan with total cumulative stock option grants which were more consistent with the competitive marketplace.

     The Compensation Committee is pleased to submit this report to the shareholders with regard to the above matters.

                                           RICHARD J. SULLIVAN, Chairman
                                           Daniel E. Penni
                                           Angela M. Sullivan

                                PERFORMANCE GRAPH

     The following performance graph compares the changes, for the period indicated, in the cumulative total value of $100 hypothetically invested in each of (a) the Company's Common Stock, (b) the Russell 2000 Stock Index, (c) the Nasdaq Stock Market(R) and (d) a group of publicly-traded companies which the Company considers to be in its peer group. Such peer group companies are Aztec Technology Partners, Inc., Comdisco, Inc., Glenayre Technologies, Inc., Micros to Mainframes, Inc., PC DOCS Group International, and Thermo Voltek Corporation. The component companies of the peer group have changed from the prior year, and the following companies have been removed from the peer group, because their shares of common stock are no longer traded on an active stock market in the United States: Cerplex Group, Inc., Innovative Tech Systems, Inc., and Telecomm Industries Corporation. The following component companies have been added to the peer group: Aztec Technology Partners, Inc., Micros to Mainframes, Inc. and PC DOCS Group International.


                             Cumulative Total Return
                           Based on Investment of $100
                      December 31, 1995 - December 31, 1998

                                [OBJECT OMITTED]



                                              Dollar Value of $100 Investment at
                                          12/31/95   12/31/96   12/31/97   12/31/98
----------------------------------------  --------   --------   --------   --------
The Company.............................  $100.00    $ 97.58    $105.82    $ 60.70
Russell 2000 Index .....................  $100.00    $116.49    $142.54    $138.91
Nasdaq Stock Market Total Return Index..  $100.00    $122.97    $150.86    $212.08
Peer Group .............................  $100.00    $ 87.71    $ 46.36    $ 35.85


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Changes in Control

     There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Consulting Agreements

     On October 16, 1996, the Company entered into a Consulting Agreement ("Agreement") with Joseph, Brian & Christopher Associates, a Pennsylvania partnership ("Consultant"). The Company engaged the Consultant to render acquisition advice to the Company and to ACT Communications, Inc., a wholly owned subsidiary of the Company, for a fee of $10,000 per month. The general partners of the Consultant are the selling shareholders of ATI Communications, a company that was acquired by the Company effective as of September 1, 1996. This Agreement was terminated in December 1998.

Potential Conflicts of Interest and Related Party Transactions

     Mr. Richard J. Sullivan, the Chief Executive Officer of the Company, is Managing General Partner of The Bay Group. Until June 1998, The Bay Group conducted business with the Company and received compensation from it for various services, including assistance in identifying potential acquisition candidates and in negotiating acquisition transactions. The relationships among The Bay Group, Mr. Sullivan and the Company may involve conflicts of interest. For services rendered in connection with acquisitions which took place in 1998, 1997 and 1996, the Company paid The Bay Group $597,500, $473,750 and $457,152, respectively, for investment banking services.

     In December 1998, the Company sold its eighty-percent interest in a non-core subsidiary to a Company controlled by Richard J. Sullivan and Angela M. Sullivan, a Director of the Company. In consideration, the Company received 2,000 shares of redeemable preferred stock valued at $2 million. The sales price was determined based upon competitive offers received by the Company, and the highest offer was accepted. The Company had acquired its interest in the subsidiary in 1996 for approximately $1 million.

Earnout Agreements

     The Company has entered into various earnout arrangements with the selling shareholders of certain acquired subsidiaries. These arrangements provide for additional consideration to be paid in future years if certain earnings levels are met.

Put Options


     The Company has entered into put options with the selling shareholders of various companies in which the Company acquired less than a 100% interest. These options allow the minority shareholder to require the Company to acquire the remaining portion it does not own after periods ranging from four to five years from the dates of acquisition at amounts per share generally equal to 10%-20% of the average annual earnings per share of the company before income taxes for the two-year period ending the effective date of the put multiplied by a multiple ranging from four to five.


Employment Agreements

     At the time the Company acquires a particular company, the Company generally enters into employment agreements with the key selling shareholder/officers of the acquired company. The agreements are for periods of one to ten years, and some provide for bonus arrangements based on the earnings of the subsidiary.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Exchange Act requires the officers and directors of the Company and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of all such reports to the Company. The Company believes, based on its stock transfer records and other information available to it, that all reports required under Section 16(a) were timely filed during 1998.



                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                    (Item 2)

     On October 23, 1998, the Board of Directors of the Company voted to replace Rubin, Brown, Gornstein & Co. LLP ("RBG") with PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants for the year ending December 31, 1998.

     The reports of RBG on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and in the subsequent interim period through November 2, 1998, there were no disagreements with RBG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of RBG, would have caused RBG to make reference to the matter in their report.

     During the two most recent fiscal years and in the subsequent interim period through November 2, 1998, there were no reportable events as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(v).

     On November 2, 1998, the Company engaged PwC as its principal accountants to audit its consolidated financial statements for the year ending December 31, 1998. During fiscal 1996 and 1997 and in the subsequent interim period, the Company had not consulted PwC on items which concerned the application of accounting principles generally, or to a specific transaction or group of transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.


     The Company filed a Current Report on Form 8-K on November 4, 1998 with the Securities and Exchange Commission to report the engagement of PwC. Attached to that report as an exhibit was a letter from RBG addressed to the Securities and Exchange Commission stating that they agreed with the disclosure contained in such Current Report on Form 8-K.


     The Board of Directors of the Company, at the recommendation of the Audit Committee, has appointed PwC to serve as independent auditors of the Company for the calendar year ending December 31, 1999, subject to ratification by the shareholders of the Company. Audit services of PwC in 1998 included the examination of the consolidated financial statements of the Company, certain services relating to filings with the Securities and Exchange Commission as well as certain services relating to the Company's consolidated quarterly reports.

     A representative of each of PwC and RBG is expected to be present at the Meeting and will have an opportunity to make a statement if he or she so desires. The PwC and RBG representatives will also be available to respond to appropriate questions from shareholders.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors for the 1999 fiscal year. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors for the 1999 fiscal year.



                    APPROVAL TO CHANGE THE COMPANY'S NAME TO
                         APPLIED DIGITAL SOLUTIONS, INC. AND TO AMEND ANY
                 AND ALL DOCUMENTS, AGREEMENTS AND INSTRUMENTS
                          TO REFLECT SUCH NAME CHANGE
                                    (Item 3)


     The Board of Directors has adopted and referred to the shareholders a proposal to amend the Company's Articles of Incorporation that would change the name of the Company to "Applied Digital Solutions, Inc." The Board of Directors of the Company believes that the current name of the Company limits people's understanding of the Company's business operations and does not clearly reflect our role in the evolving communications industry.

         The proposed name change must be effected by an amendment to the Articles of Incorporation of the Company, described below. Under Missouri law, such action requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors


     The Board of Directors recommends a vote FOR the proposal to change the Company's name to Applied Digital Solutions, Inc. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the proposal to change the Company's name to Applied Digital Solutions, Inc. and to amend any and all documents, agreements and instruments to reflect such name change.



       APPROVAL FOR AN AMENDMENT AND SECOND RESTATEMENT OF THE ARTICLES OF
                          INCORPORATION OF THE COMPANY
                                    (Item 4)

     In order to effect the name change described above, the Company must amend its Articles of Incorporation. The Articles of Incorporation of the Company were previously amended several times. Contemporaneously with the proposed name change of the Company, the Board of Directors determined that adoption, amendment and restatement of the Articles of Incorporation into one document is appropriate to simplify reference to the Articles of Incorporation. The proposed amendment and restatement is attached to this Proxy Statement as Appendix A.


     Under Missouri law, an amendment to the Articles of Incorporation requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares entitled to vote at the Annual Meeting.


Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR approval of the amendment and second restatement of the articles of incorporation of the Company to reflect the name change. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the approval of the amendment and restatement of the articles of incorporation of the Company to reflect the name change.

         APPROVAL AND ADOPTION OF THE COMPANY'S 1999 FLEXIBLE STOCK PLAN
                                    (Item 5)

Introduction

     On April 12, 1999, the Board of Directors adopted, subject to shareholder approval, the Applied Cellular Technology, Inc. 1999 Flexible Stock Purchase Plan ("Plan"). The Plan is intended to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of the Company's Common Stock. An employee is an individual employed by the Company or a subsidiary. The Plan provides for benefits (collectively "Benefits") to be awarded in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (as described below and referred to hereafter as "SARs"), Restricted Stock, Performance Shares, Cash Awards, and Other Stock Based Awards, each of which is defined below.

     Set forth below is a description of the essential features of the Plan. This description is subject to and qualified in its entirety by the full text of the Plan which is attached to this Proxy Statement as Appendix B.


                             DESCRIPTION OF THE PLAN

Number of Shares


     The number of shares of Common Stock which may be issued in connection with Benefits shall be 5,000,000 shares plus an annual increase, effective on the first day of each calendar year, equal to 5% of the number of outstanding shares of Common Stock as of the first day of such calendar year, but in no event more than 15,000,000 shares in the aggregate. Such shares may be authorized but unissued shares, shares held in the Company's treasury, or both. If an option or SAR expires or is terminated, surrendered or canceled, without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in shares of Common Stock not being issued, the shares covered by such option or SAR, grant of shares of Restricted Stock, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan.


     If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of shares subject to any outstanding options, SARs, grants of Restricted Stock Performance Shares which are not yet vested, and Other Stock Based Awards, and the price thereof, as applicable, will be appropriately adjusted.

Administration

     The Plan is administered by a committee ("Committee"). The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the Plan, the Committee has complete authority to: (i) determine when and to whom Benefits are granted and the type and amounts of Benefits; (ii) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted; (iii) interpret and construe the Plan and any agreement ("Agreement") evidencing and describing a Benefit;
(iv) prescribe,  amend and rescind rules and  regulations  relating to the Plan;
(v) determine the form and contents of all Agreements; (vi) determine all questions relating to Benefits under the Plan; and (vii) take any other action which it considers necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

     Except as required by Rule 16b-3 with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), the Committee may delegate its authority to any employee, employees or committee.

Amendment, Termination and Change in Control

     The Board may amend the Plan at any time. However, the Board may not amend the Plan without shareholder approval if such amendment (i) would cause options which are intended to qualify as Incentive Stock Options to fail to qualify as such, (ii) would cause the Plan to fail to meet the requirements of Rule 16b-3, or (iii) would violate applicable law. The Plan has no fixed termination date and shall continue in effect until terminated by the Board.

     The amendment or termination of the Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the Committee if and to the extent permitted by the Plan or Agreement or with the consent of the participant to whom such Benefit was granted.

     In the event of a Change in Control, as defined below, the Committee may provide such protection as it deems necessary to maintain a participant's rights, including, without limitation: (i) providing for the acceleration of any time periods relating to the exercise or realization of any Benefit; (ii) providing for purchase of a Benefit upon the participant's request for an amount in cash equal to the amount which could have been attained upon the exercise or realization of the Benefit had it been currently exercisable or payable; (iii) making such adjustment to the outstanding Benefits as the Committee deems appropriate; and/or (iv) causing the outstanding Benefits to be assumed, or new Benefits substituted therefor, by the surviving corporation. "Change in Control" means: the acquisition, without the approval of the Board, by any person or group, other than the Company and certain related entities, of more than 20% of the outstanding shares of Common Stock; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company in which the shareholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or a change in the majority of the members of the Board during any two year period which is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two year period.

Eligibility for Benefits

     Benefits may be awarded to individuals selected by the Committee. Benefits may be awarded only to employees, members of the Board, employees and owners of entities which are not affiliates but which have a direct or indirect ownership interest in an employer, individuals who, and employees and owners of entities which, are customers or suppliers of an employer, individuals who, and employees and owners of entities which, render services to an employer, and individuals who, and employees and owners of entities which, have ownership or business affiliations with any individual or entity previously described.

Types of Benefits

     Under the Plan, the Committee may grant a number of different types of Benefits. A summary of the principal characteristics of various types of Benefits which may be granted is set forth below.

     Stock Options. Two types of stock options may be granted under the Plan. Stock options intended to qualify for special tax treatment under Section 422 of the Code are referred to as "Incentive Stock Options," and options not intended to so qualify are referred to as "Non-Qualified Stock Options." In the case of Non-Qualified Stock Options, the option price shall be determined by the Committee but shall be no less than 85% of the fair market value of the shares of Common Stock on the date the option is granted, and, in the case of Incentive Stock Options, the price shall be determined by the Committee but shall be no less than the fair market value of the shares of Common Stock on the date the option is granted.

     The other terms of options shall be determined by the Committee. However, in the case of options intended to qualify as Incentive Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements are (i) the option must be granted within 10 years from the adoption of the Plan, (ii) the option may not have a term longer than 10 years,
(iii) the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime, (iv) the maximum aggregate fair market value of Common Stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000; and (v) the option must be granted to an employee. In addition, if the optionee owns more than 10% of the Company's Common Stock or more than 10% of the total combined voting power of all classes of stock of any subsidiary, the option price must be at least 110% of fair market value of the shares of Common Stock on the date the option is granted, and the option may not have a term longer than five years.

     SARs. An SAR is the right to receive an amount equal to the appreciation in value of one share of Common Stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs shall receive payment in cash, in Common Stock or in any combination of cash and common stock, as determined by the Committee. When SARs are granted in tandem with an Incentive Stock Option, the SARs must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if SARs are granted in tandem with a stock option: the exercise of the option shall cause a correlative reduction in the SARs; and the payment of SARs shall cause a correlative reduction in the shares under the option.

     Restricted Stock. Restricted Stock is Common Stock which is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled. Unless the Committee determines otherwise, shares of Restricted Stock shall be granted at a cost equal to par value (presently $.001 per share). Certificates representing shares of Restricted Stock shall bear a legend referring to the Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock.

     Performance Shares. Performance Shares are the right to receive Common Stock or cash equal to the fair market value of the Common Stock at a future date in accordance with the terms of the grant. Generally, such right shall be based upon the attainment of targeted profit and/or other performance objectives.

     Cash Awards. A Cash Award is a Benefit payable in cash. The maximum cash award that an individual who is subject to Section 16 of the Exchange Act may receive in any calendar year in the aggregate is the greater of $100,000 or 100% of his/her compensation (excluding any Cash Award) for such year.

     Other Stock Based Awards. An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

General Provisions Applicable to Benefits

     Under the Plan, the following provisions are applicable to one or more types of Benefits.

     Agreement and Terms of Benefits. The grant of any Benefit may be evidenced by an Agreement which describes the specific Benefit granted and the terms, conditions and provisions of, and restrictions relating to, such Benefit. Any Agreement shall contain such provisions as the Committee shall determine to be necessary, desirable and appropriate.

     Transferability. Unless otherwise specified in an agreement or permitted by the Committee, each Benefit shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant's lifetime only by him/her.

     Tandem Awards. Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an Incentive Stock Option except SARs.

     Payment. Upon the exercise of an option or in the case of any other Benefit that requires a payment to the Company, payment may be made either (i) in cash, including a so-called "cashless exercise," or (ii) with the consent of the Committee, (a) by the tender of shares of Common Stock having an aggregate fair market value equal to the amount due the Company, (b) in other property, (c) by the surrender of all or part of a Benefit (including the Benefit being exercised or acquired), or (d) by any combination of the foregoing.

     Dividend Equivalents. Grants of Benefits in Common Stock or Common Stock equivalents may include dividend equivalent payments or dividend credit rights.

     Deferral. The right to receive a Benefit may, upon the request of the request of the recipient, be deferred for such period and upon such conditions as the Committee may determine.

     Withholding. At the time any Benefit is distributed under the Plan, the Company may withhold, in cash or in shares of Common Stock, from such distribution any amount necessary to satisfy income withholding requirements applicable to such distribution.

     Limitation on Benefits. The number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 500,000.

Restrictions on Shares

     The Committee may require each person purchasing Common Stock pursuant to an option or receiving Common Stock pursuant to any other form of Benefit under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the Plan may be subject to restrictive agreements between the Company or a subsidiary and the participant. The Committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.

                U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a summary of the U.S. federal income tax consequences of the Plan, based on current income tax laws, regulations and rulings.

Incentive Stock Options

     Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an option with stock already owned by the optionee.) Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference ("Stock Option Preference").

Non-Qualified Stock Options

     Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock.

     As a result of the optionee's exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

SARs

     Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of an SAR, he recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and the Company is entitled to a deduction equal to such amount.

Restricted Stock; Performance Shares

     Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such stock. However, when shares of Restricted Stock become free from any restrictions or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied, less, in the case of Restricted Stock, the amount paid for the Stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse, in which case the amount of income recognized will be the fair market value of the stock on the date of grant. The Company will be entitled to deduct as compensation the amount includible in the grantee's income in its taxable year in which the grantee recognizes the income.

Cash Awards

     Cash Awards are taxable as ordinary income when received or constructively received by a participant. The Company is entitled to deduct the amount of a Cash Award when the award is taxable to the recipient.

Taxation of Preference Items

     Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 plus 28% of such income over $175,000 over (ii) his/her "regular" U.S. federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

Change of Control

     If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

Limitation on Deduction

     Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting Code Section 162(m), an employee is a covered employee if his/her compensation is required to be reported under the SEC's disclosure rules and he is employed as of the last day of the taxable year. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if
(i) the goals are  determined  by a committee of two or more outside  directors,
(ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to shareholders and approved by a majority of the shareholders, and (iii) except in the case of SARs and certain stock options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on amount of attainment of a performance goal as long as the shareholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the Change of Control provisions set forth above.

Summary Only

     The foregoing statement is only a summary of the U.S. federal income tax consequences of the Plan and is based on the Company's understanding of present U.S. federal tax laws and regulations.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR approval and adoption of the Company's 1999 Flexible Stock Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval and adoption of the Company's 1999 Flexible Stock Plan.


                     APPROVAL AND ADOPTION OF THE COMPANY'S
                       1999 EMPLOYEES STOCK PURCHASE PLAN
                                    (Item 6)

Introduction

     On April 12, 1999, the Board of Directors adopted, subject to shareholder approval, the Applied Cellular Technology, Inc. 1999 Employees Stock Purchase Plan ("Stock Purchase Plan"). The Stock Purchase Plan is intended to provide eligible employees an opportunity to acquire an ownership stake in the Company. Stock ownership by employees ties their interests directly to the performance of the Company's Common Stock.

     Set forth below is a description of the essential features of the Stock Purchase Plan. This description is subject to and qualified in its entirety by the full text of the Stock Purchase Plan which is attached to this Proxy Statement as Appendix C.

General Description of the Stock Purchase Plan

     The Stock Purchase Plan provides for the granting of options ("Options") to employees of the Company and its subsidiaries who are eligible to participate in the Stock Purchase Plan and who elect to participate ("Participants"). The Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code.

     Options granted under the Stock Purchase Plan are not transferable other than by will or under the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by him/her.

Number of Shares


     The number of shares for which Options may be granted under the Stock Purchase Plan are 1,500,000 shares of Common Stock, plus an annual increase, effective as of the first day of the calendar year, equal to 5% of the number of outstanding shares of Common Stock as of the first day of such calendar year, but in no event more than 3,000,000 shares in the aggregate. Such shares may be authorized but unissued shares, shares held in the Company's treasury, or both.


     If the Common Stock of the Company is changed by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number and class of shares available for Options and the price of such shares, as applicable, shall be appropriately adjusted.

Administration of the Stock Purchase Plan

     The Stock Purchase Plan is administered by a committee ("Committee"). The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the Stock Purchase Plan, the Committee has authority to: (i) determine when and to whom Options are granted; (ii) determine the terms and conditions of each offering, as defined below; (iii) interpret the Stock Purchase Plan; (iv) prescribe, amend, and rescind rules and regulations relating to the Stock Purchase Plan; and (v) take any other action which it considers necessary or appropriate for the administration of the Stock Purchase Plan.

Amendment or Termination

     The Board may amend or terminate the Stock Purchase Plan at any time. However, the Board may not amend the Stock Purchase Plan without shareholder approval if such amendment (i) would cause the Stock Purchase Plan to fail to meet the requirements of Code Section 423 or (ii) would violate applicable law or administrative regulation or rule. No such amendment or termination may adversely affect any Option previously granted.

Eligibility for Participation

     The Committee determines which entities among the Company and its subsidiaries are eligible to participate in each offering. Generally, if any of an entity's employees are eligible to participate in an offering, all of its employees must be eligible. However, the Committee may, in its sole discretion, exclude from participation in any offering: (i) employees who have been employed for less than two years; (ii) employees whose customary employment is 20 hours or less per week; (iii) employees whose customary employment is for not more than five months in any calendar year; and (iv) highly compensated employees (within the meaning of Section 414(q) of the Code). In addition, no employee may be granted an Option: (i) if immediately after the grant of the Option the employee would own, within the meaning of Section 423(b)(3) of the Code, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary; or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock, determined at the time the Option is granted, for any calendar year.

Offerings Under the Stock Purchase Plan

     The Committee shall select each date for the granting of Options to purchase shares under the Stock Purchase Plan ("Offering"). Each Offering will commence on such date and continue for a period set by the Committee ("Offering Period").

     The Committee determines all of the terms and conditions of each Offering, including the entities whose employees may participate in the Offering, whether any employees of any such entity who may be excluded are to be excluded, the number of shares to be offered, the maximum number of shares any Participant may purchase, each date Options are exercised ("Exercise Date"), the length of the Offering Period, the price per share to be paid by the Participant ("Exercise Price"), and whether interest will be paid on Participants' Accounts, as defined below. The Exercise Price may not be less than the lower of: (i) 85% of the fair market value of the shares on the date the Option is granted; or (ii) 85% of the fair market value of the shares on the date the Option is exercised.

     Each eligible employee may elect to participate in the Stock Purchase Plan as of a date determined by the Committee ("Entry Date") and become a Participant by delivering to the Company an executed agreement in the form approved by the Committee. Payment for the shares is made (i) through payroll deductions, and
(ii) if permitted by the Committee, by separate cash payments and in shares of Common Stock to be valued on the Exercise Date. An account ("Account") is established on the books of the Company in the name of each Participant. All payroll deductions, separate cash payments or tenders of shares made by or on behalf of such Participant are credited to the Account.

     A Participant's Option is automatically exercised on each Exercise Date for that number of full shares which may be purchased at the applicable Exercise Price with the aggregate payroll deductions and, if permitted by the Committee, separate cash payments and tendered shares as of the Exercise Date, unless the Participant withdraws from the Stock Purchase Plan. Any balance remaining in the Participant's Account after any exercise of an Option remains in such Account unless the Offering is over, in which case it is refunded to the Participant.

     A Participant may withdraw from the Stock Purchase Plan at such times and upon such conditions as the Committee may determine.

     In the event of a Participant's retirement, death or other termination of employment, the amount in his/her Account shall be applied as of the next Exercise Date to purchase Common Stock unless the employee, or, in the event of his/her death, his/her successor, requests that the amount in his/her Account be refunded. However, if the retirement, death or other termination of employment occurs more than three months prior to the next Exercise Date, such amount shall automatically be refunded.

     An employee of a subsidiary of the Company which ceases to be a subsidiary will be deemed to have terminated his/her employment as of the date such corporation ceases to be a subsidiary unless, as of such date, the employee becomes an employee of the Company or a subsidiary of the Company whose employees are eligible to participate in the Offering.

U.S. Federal Income Tax Consequences

     The amount which a Participant contributes to the Stock Purchase Plan through payroll deductions or otherwise is not deductible by the Participant for U.S. federal income tax purposes. The Participant does not recognize income on either the granting or exercise of an Option. However, if the acquired shares are sold within two years from the date the Option was granted or within one year from the date the shares were purchased, he/she will recognize ordinary income equal to the difference between the fair market value of the shares on the Exercise Date over the Exercise Price. Any further gain is a capital gain. The tax basis in any such shares, for purposes of computing gain or loss upon their disposition, will be the fair market value of the shares on the Exercise

Date. The early disposition of the shares by the Participant entitles the Company to a deduction to the extent that any gain to the Participant is treated as ordinary income.

     If the Participant sells the shares more than two years after the Option was granted and more than one year after the shares were purchased, or if the Participant dies without having disposed of the shares, the Participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date the Option was granted over the Exercise Price, or (ii) the excess of the fair market value of the shares on the date of disposition or death over the Exercise Price. Any further gain is a capital gain. Any loss is treated as a capital loss. The basis of the shares will be the sum of the Exercise Price and the amount of any such recognized income. The Company will have no tax consequences.

     Any interest on the Participant's funds held by the Company which is paid to the Participant is ordinary income to the Participant.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR approval and adoption of the Company's 1999 Employees Stock Purchase Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval and adoption of the Company's 1999 Employees Stock Purchase Plan.


               RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S
                      1996 NON-QUALIFIED STOCK OPTION PLAN
                                    (Item 7)

     Under the 1996 Non-Qualified Stock Option Plan approved by the shareholders, options to acquire a total of 7,457,129 shares of Common Stock have been issued in 1997 and 1998 by the committee designated for such purpose. No further shareholder approval is required for the issuance of such options. However, shareholder ratification of such options at the Annual Meeting will allow the holders of these options to have the benefit of Rule 16b-3 under the Exchange Act, which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of such Exchange Act.

Recommendation of the Board of Directors

     The  Board of  Directors  recommends  a vote FOR  ratification  of  options granted under the Company's 1996 Non-Qualified Stock Option Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of options granted under the Company's 1996 Non-Qualified Stock Option Plan.


                              SHAREHOLDER PROPOSALS

     Pursuant to the applicable rules under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company's 2000 Proxy Statement. Proposals by shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be submitted in writing to the Secretary of the Company no later than November 20, 1999. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules.


                                  OTHER MATTERS

     Financial Statements. The Company's consolidated financial statements for the year ended December 31, 1998 are included in the Company's 1998 Annual
Report to Shareholders. Copies of the Annual Report are being sent to the Company's shareholders concurrently with the mailing of this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

     Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company. The Company has retained ADP Investor Communication Services, Inc. to solicit proxies. ADP Investor Communication Services, Inc. has agreed to perform this service for a fee of not more than $10,000 plus out-of-pocket expenses. Proxies may also be solicited by certain of the Company's directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. The Company is required to request brokers and nominees who hold stock in their name to furnish the Company's proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


                                             Richard J. Sullivan
                                             Secretary

Palm Beach, Florida

May 1, 1999

                                   APPENDIX A

                           AMENDED AND SECOND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                         APPLIED DIGITAL SOLUTIONS, INC.



ARTICLE ONE

         The name of the Corporation is Applied Digital Solutions, Inc. The name under which it was originally organized was Great Bay Acquisition Company.


ARTICLE TWO

     The address of the Corporation's registered office in this state is 1 Metropolitan Square, Suite 3600, St. Louis, Missouri 63102 and the name of its agent is Llewellyn Sale III.


ARTICLE THREE

     The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is Eighty-Five Million (85,000,000) shares, of which Five Million (5,000,000) shares shall be preferred stock ("Preferred Stock") having a par value of $10.00 per share and Eighty Million (80,000,000) shares shall be common stock ("Common Stock") having a par value of $.001 per share. A statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, in respect of the shares of each class is as follows:

         A.  Preferred Stock.

         Subject to the requirements of the laws of the State of Missouri, authority is hereby vested in the Board of Directors from time to time to issue 5,000,000 shares of Preferred Stock in one or more series and by resolution or resolutions as to each series:

         (a) to fix the distinctive serial designation of the shares of such series;

         (b) to fix the rate per annum at which the holders of the shares of such series shall be entitled to receive dividends, the dates on which said dividends shall be payable, and, if the directors determine that the dividends with respect to said series shall be cumulative, the date or dates from which such dividends shall be cumulative;

         (c) to determine whether the shares of such series shall have voting power, and, if so, the extent and definition of such voting power;

         (d) to fix the price or prices at which the shares of such series may be redeemed, and to determine whether the shares of such series may be redeemed in whole or in part or only as a whole;

         (e) to fix the amounts payable on the shares of such series in the event of liquidation, dissolution, or winding up of the Corporation;

         (f) to determine whether or not the shares of any such series shall be made convertible into or exchangeable for shares of any other class or classes of stock of the Corporation or of any other series of Preferred Stock and the conversion price or prices, or the rate or rates of exchange at which such conversion or exchange may be made;

         (g) to determine the amount of the sinking fund, purchase fund, or any analogous fund, if any, to be provided with respect to each such series; and

         (h) to fix preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, applicable to each such series.

         B.  Common Stock.

         Each share of Common Stock shall be identical with each other share of Common Stock, except as the holders thereof shall otherwise expressly agree in writing. Subject to the prior rights of the Preferred Stock from time to time issued and outstanding, as hereinbefore set forth, the holders of Common Stock shall be entitled to receive such sums as the Board of Directors may from time to time declare as dividends thereon, or authorize as distributions thereon, out of any sums available to be distributed as dividends and to receive any balance remaining in case of the dissolution, liquidation or winding up of the Corporation after satisfying the prior rights of the Preferred Stock, if any be then outstanding. Each share of Common Stock shall have one vote for all corporate purposes.


ARTICLE FOUR

         No holder of shares of any class of stock of this corporation, either now or hereafter authorized or issued, shall have a preemptive or preferential right to subscribe for or purchase any shares of any class of stock of this corporation, either now or hereafter authorized whether issued for cash, property or services, or to subscribe for or purchase obligations, bonds, notes, debentures, other securities or stock convertible into stock of any class of this corporation other than such right, if any, as the Board of Directors in its discretion may from time to time determine, and at such prices as the Board of Directors may from time to time fix.


ARTICLE FIVE

         The name and place of residence of the incorporator is as follows:

                             Mr. William E. Evans
                             3254 South Glenhaven
                             Springfield, MO 65804


ARTICLE SIX

         The number of  directors  to  constitute  the Board of Directors is six
(6). Hereafter, the number of directors shall be fixed by, or in the manner provided in, the By-Laws. Any changes in the number will be reported to the Secretary of State within thirty (30) calendar days of such change.


ARTICLE SEVEN

         The duration of the Corporation is perpetual.


ARTICLE EIGHT

         The Corporation is formed for the following purposes: To engage in any lawful business permitted under The General and Business Corporation Law of Missouri.


ARTICLE NINE

         The Board of Directors is authorized to make, amend, alter and rescind the By-Laws of the Corporation.

                                   APPENDIX B

                        APPLIED CELLULAR TECHNOLOGY, INC.



                            1999 FLEXIBLE STOCK PLAN

                        APPLIED CELLULAR TECHNOLOGY, INC.

                            1999 FLEXIBLE STOCK PLAN

                                TABLE OF CONTENTS

                                                                            Page


1. NAME AND PURPOSE                                                            1
         1.1. Name.............................................................1
         1.2. Purpose..........................................................1

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION                              1
         2.1. General Definitions..............................................1
                  2.1.1. Affiliate.............................................1
                  2.1.2. Agreement.............................................1
                  2.1.3. Benefit...............................................1
                  2.1.4. Board.................................................1
                  2.1.5. Cash Award............................................1
                  2.1.6. Change of Control.....................................1
                  2.1.7. Code..................................................2
                  2.1.8. Company...............................................2
                  2.1.9. Committee.............................................2
                  2.1.10. Common Stock.........................................2
                  2.1.11. Effective Date.......................................2
                  2.1.12. Employee.............................................2
                  2.1.13. Employer.............................................2
                  2.1.14. Exchange Act.........................................2
                  2.1.15. Fair Market Value....................................2
                  2.1.16. Fiscal Year..........................................2
                  2.1.17. ISO..................................................2
                  2.1.18. NQSO.................................................2
                  2.1.19. Option...............................................3
                  2.1.20. Other Stock Based Award..............................3
                  2.1.21. Parent...............................................3
                  2.1.22. Participant..........................................3
                  2.1.23. Performance Based Compensation.......................3
                  2.1.24. Performance Share....................................3
                  2.1.25. Plan.................................................3
                  2.1.26. Reload Option........................................3
                  2.1.27. Restricted Stock.....................................3
                  2.1.28. Rule 16b-3...........................................3
                  2.1.29. SEC..................................................3
                  2.1.30. Share................................................4
                  2.1.31. SAR..................................................4
                  2.1.32. Subsidiary...........................................4
         2.2. Other Definitions................................................4
         2.3. Conflicts........................................................4

3. COMMON STOCK                                                                4
         3.1. Number of Shares.................................................4
         3.2. Reusage..........................................................4
         3.3. Adjustments......................................................4

4. ELIGIBILITY                                                                 5
         4.1. Determined By Committee..........................................5

5. ADMINISTRATION                                                              5
         5.1. Committee........................................................5
         5.2. Authority........................................................5
         5.3. Delegation.......................................................6
         5.4. Determination....................................................6

6. AMENDMENT                                                                   6
         6.1. Power of Board...................................................6
         6.2. Limitation.......................................................6

7. TERM AND TERMINATION                                                        6
         7.1. Term.............................................................6
         7.2. Termination......................................................6

8. MODIFICATION OR TERMINATION OF BENEFITS                                     6
         8.1. General..........................................................6
         8.2. Committee's Right................................................7

9. CHANGE OF CONTROL                                                           7
         9.1. Right of Committee...............................................7

10. AGREEMENTS AND CERTAIN BENEFITS                                            7
         10.1. Grant Evidenced by Agreement....................................7
         10.2. Provisions of Agreement.........................................7
         10.3. Transferability.................................................8

11. REPLACEMENT AND TANDEM AWARDS                                              8
         11.1. Replacement.....................................................8
         11.2. Tandem Awards...................................................8

12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING                               8
         12.1. Payment.........................................................8
         12.2. Dividend Equivalents............................................8
         12.3. Deferral........................................................8
         12.4. Withholding.....................................................8

13. OPTIONS                                                                    9
         13.1. Types of Options................................................9
         13.2. Grant of ISOs and Option Price..................................9
         13.3. Other Requirements for ISOs.....................................9
         13.4. NQSOs...........................................................9
         13.5. Determination by Committee......................................9

14. SARS                                                                       9
         14.1. Grant and Payment...............................................9
         14.2. Grant of Tandem Award...........................................9
         14.3. ISO Tandem Award................................................9
         14.4. Payment of Award................................................9

15. ANNUAL LIMITATIONS                                                        10
         15.1. Limitation on Options and SARs.................................10
         15.2. Computations...................................................10

16. RESTRICTED STOCK AND PERFORMANCE SHARES                                   10
         16.1. Restricted Stock...............................................10
         16.2. Cost of Restricted Stock.......................................10
         16.3. Non-Transferability............................................10
         16.4. Performance Shares.............................................10
         16.5. Grant..........................................................10

17. CASH AWARDS                                                               11
         17.1. Grant..........................................................11
         17.2. Rule 16b-3.....................................................11
         17.3. Restrictions...................................................11

18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS                               11
         18.1. Other Stock Based Awards.......................................11
         18.2. Other Benefits.................................................11

19. MISCELLANEOUS PROVISIONS                                                  11
         19.1. Underscored References.........................................11
         19.2. Number and Gender..............................................11
         19.3. Unfunded Status of Plan........................................11
         19.4. Termination of Employment......................................12
         19.5. Designation of Beneficiary.....................................12
         19.6. Governing Law..................................................12
         19.7. Purchase for Investment........................................12
         19.8. No Employment Contract.........................................12
         19.9. No Effect on Other Benefits....................................12

                        APPLIED CELLULAR TECHNOLOGY, INC.

                            1999 FLEXIBLE STOCK PLAN


1. NAME AND PURPOSE

     1.1. Name.

          The name of this Plan is the "Applied Cellular Technology, Inc. 1999 Flexible Stock Plan."

     1.2. Purpose.

          The Company has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards.

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

     2.1. General Definitions.

          The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

          2.1.1. Affiliate.

               "Affiliate"  means a Parent or Subsidiary of the Company.

          2.1.2. Agreement.

               "Agreement" means the document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

          2.1.3. Benefit.

               "Benefit" means any benefit granted to a Participant under the Plan.

          2.1.4. Board.

               "Board" means the Board of Directors of the Company.

          2.1.5. Cash Award.

               "Cash Award" means a Benefit payable in the form of cash.

          2.1.6. Change of Control.

               "Change of Control" means the acquisition, without the approval of the Board, by any "person" or "group" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than the Company or a Related Entity, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of outstanding voting securities of the Company carrying more than 20% of the combined voting power in the election of directors through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company as a result of which persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

          2.1.7. Code.

               "Code" means the Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

          2.1.8. Company.

               "Company" means Applied Cellular Technology, Inc.

          2.1.9. Committee.

               "Committee" means the Committee described in Section 5.1.

          2.1.10. Common Stock..

               "Common Stock" means the Company's common stock which presently has a par value of $.001 per Share.

          2.1.11. Effective Date.

               "Effective Date" means the date that the Plan is approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

          2.1.12. Employee.

               "Employee" means any person employed by the Employer.

          2.1.13. Employer.

               "Employer" means the Company and all Affiliates.

          2.1.14. Exchange Act.

               "Exchange Act" means The Securities Exchange Act of 1934, as amended.

          2.1.15. Fair Market Value.

               "Fair Market Value" means the closing price of Shares on the Nasdaq National Market on a given date, or, in the absence of sales on a given date, the closing price on the Nasdaq National Market on the last day on which a sale occurred prior to such date.

          2.1.16. Fiscal Year.

               "Fiscal Year" means the taxable year of the Company which is the calendar year.

          2.1.17. ISO.

               "ISO" means an Incentive Stock Option as defined in Section 422 of the Code.

          2.1.18. NQSO.

               "NQSO" means a non-qualified stock Option, which is an Option that does not qualify as an ISO.

          2.1.19. Option.

               "Option" means an option to purchase Shares granted under the Plan.

          2.1.20. Other Stock Based Award.

               An award under Section 8 that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

          2.1.21. Parent.

               Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.1.22. Participant.

               An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees, members of the Board, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

          2.1.23. Performance Based Compensation.

               Compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

          2.1.24. Performance Share.

               A Share awarded to a Participant under Section 16 of the Plan.

          2.1.25. Plan.

               The Applied Cellular Technology, Inc. 1999 Flexible Stock Plan and all amendments and supplements to it.

          2.1.26. Reload Option.

               An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

          2.1.27. Restricted Stock.

               Shares issued under Section 15 of the Plan.

          2.1.28. Rule 16b-3.

               Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

          2.1.29. SEC.

               The Securities and Exchange Commission.

          2.1.30. Share.

               A share of Common Stock.

          2.1.31. SAR.

               A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

          2.1.32. Subsidiary.

               Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.2. Other Definitions.

          In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement. 2.3. Conflicts.

          In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.

3. COMMON STOCK

     3.1. Number of Shares.

          The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 5,000,000 Shares, plus an annual increase, effective as of the first day of each calendar year, commencing with 2000, equal to 5% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 15,000,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit.

     3.2. Reusage.

          If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.

     3.3. Adjustments.

          If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance
     Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

4. ELIGIBILITY

     4.1. Determined By Committee.

          The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with the Plan or an Agreement shall be made in its sole discretion.

5. ADMINISTRATION

     5.1. Committee.

          The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     5.2. Authority.

          Subject  to  the  terms  of  the  Plan,   the  Committee   shall  have
     discretionary authority to:

               (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

               (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

               (c) interpret and construe the Plan and all Agreements;

               (d) prescribe, amend and rescind rules and regulations relating to the Plan;

               (e) determine the content and form of all Agreements;

               (f) determine all questions relating to Benefits under the Plan;

               (g) maintain accounts, records and ledgers relating to Benefits;

               (h) maintain records concerning its decisions and proceedings;

               (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

               (j) take, at any time, any action permitted by Section 9.1 irrespective of whether any Change of Control has occurred or is imminent;

               (k) determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

               (l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

     5.3. Delegation.

          Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

     5.4. Determination.

          All determinations of the Committee shall be final.

6. AMENDMENT

     6.1. Power of Board.

          Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

     6.2. Limitation.

          The Board may not amend the Plan, without approval of the shareholders of the Company:

               (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

               (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

               (c) in a manner which would violate applicable law.

7. TERM AND TERMINATION

     7.1. Term.

          The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

     7.2. Termination.

          The Plan may be terminated at any time by the Board.

8. MODIFICATION OR TERMINATION OF BENEFITS

     8.1. General.

          Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

     8.2. Committee's Right.

          Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

9. CHANGE OF CONTROL

     9.1. Right of Committee.

          In order to maintain a Participant's rights in the event of a Change of Control, the Committee, in its sole discretion, may, in any Agreement evidencing a Benefit, or at any time prior to, or simultaneously with or after a Change of Control, provide such protection as it may deem necessary. Without, in any way, limiting the generality of the foregoing sentence or requiring any specific protection, the Committee may, without the approval or consent of the Participant:

               (a) provide for the acceleration of any time periods relating to the exercise or realization of such Benefit so that such Benefit may be exercised or realized in full on or before a date fixed by the Committee;

               (b) provide for the purchase of such Benefit, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit had such Benefit been currently exercisable or payable;

               (c) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

               (d) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

10. AGREEMENTS AND CERTAIN BENEFITS

     10.1. Grant Evidenced by Agreement.

          The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

     10.2. Provisions of Agreement.

          Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

     10.3. Transferability.

          Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.

11. REPLACEMENT AND TANDEM AWARDS

     11.1. Replacement.

          The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

     11.2. Tandem Awards.

          Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

     12.1. Payment.

          Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

               (a) in cash, including by means of a so-called "cashless exercise" of an Option;

               (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

               (c) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

               (d) in other property, rights and credits deemed acceptable by the
         Committee, including the Participant's promissory note;

               (e) by any combination of the payment  methods  specified in (a),
          (b), (c) and (d) above.

          Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

     12.2. Dividend Equivalents.

          Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

     12.3. Deferral.

          The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

     12.4. Withholding.

          The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.

13. OPTIONS

     13.1. Types of Options.

          It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

     13.2. Grant of ISOs and Option Price.

          Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

     13.3. Other Requirements for ISOs.

          The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

     13.4. NQSOs.

          The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

     13.5. Determination by Committee.

          Except as otherwise provided in Section 13.2 through Section 13.4, the terms of all Options shall be determined by the Committee.

14. SARS

     14.1. Grant and Payment.

          The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

     14.2. Grant of Tandem Award.

          The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

     14.3. ISO Tandem Award.

          When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

     14.4. Payment of Award.

          SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

15. ANNUAL LIMITATIONS

     15.1. Limitation on Options and SARs.

          The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 500,000.

     15.2. Computations.

          For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.


16. RESTRICTED STOCK AND PERFORMANCE SHARES

     16.1. Restricted Stock.

          The Committee may grant Benefits in Shares available under Section 3 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

     16.2. Cost of Restricted Stock.

          Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

     16.3. Non-Transferability.

          Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

     16.4. Performance Shares.

          Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

     16.5. Grant.

          The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

17. CASH AWARDS

     17.1. Grant.

          The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

     17.2. Rule 16b-3.

          The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17) for such Fiscal Year.

     17.3. Restrictions.

          Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.


18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS

     18.1. Other Stock Based Awards.

          The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

     18.2. Other Benefits.

          The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.


19. MISCELLANEOUS PROVISIONS

     19.1. Underscored References.

          The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

     19.2. Number and Gender.

          The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     19.3. Unfunded Status of Plan.

          The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

     19.4. Termination of Employment.

          If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

     19.5. Designation of Beneficiary.

          A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

     19.6. Governing Law.

          This Plan shall be construed and administered in accordance with the laws of the State of Missouri.

     19.7. Purchase for Investment.

          The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     19.8. No Employment Contract.

          Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

     19.9. No Effect on Other Benefits.

          The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

                                   APPENDIX C

                        APPLIED CELLULAR TECHNOLOGY, INC.

                       1999 EMPLOYEES STOCK PURCHASE PLAN

                        APPLIED CELLULAR TECHNOLOGY, INC.
                       1999 EMPLOYEES STOCK PURCHASE PLAN


                                Table of Contents


                                                                            Page
1. NAME AND PURPOSE............................................................1
         1.1. Name.............................................................1
         1.2. Purpose and Construction.........................................1
2. DEFINITION OF TERMS.........................................................1
         2.1. General Definitions..............................................1
                  2.1.1. Board.................................................1
                  2.1.2. Code..................................................1
                  2.1.3. Company...............................................1
                  2.1.4. Committee.............................................1
                  2.1.5. Common Stock..........................................1
                  2.1.6. Compensation..........................................1
                  2.1.7. Effective Date........................................1
                  2.1.8. Employee..............................................2
                  2.1.9. Eligible Employee.....................................2
                  2.1.10. Employer.............................................2
                  2.1.11. Entry Date...........................................2
                  2.1.12. Exercise Date........................................2
                  2.1.13. Fair Market Value....................................2
                  2.1.14. Offering.............................................2
                  2.1.15. Offering Date........................................2
                  2.1.16. Offering Period......................................2
                  2.1.17. Option...............................................2
                  2.1.18. Parent...............................................3
                  2.1.19. Participant..........................................3
                  2.1.20. Plan.................................................3
                  2.1.21. Share................................................3
                  2.1.22. Subsidiary...........................................3
                  2.1.23. Termination Date.....................................3
         2.2. Other Definitions................................................3

3. SHARES TO BE OFFERED........................................................3
         3.1. Number of Shares.................................................3
         3.2. Reusage..........................................................3
         3.3. Adjustments......................................................4

4. ADMINISTRATION..............................................................4
         4.1. Committee........................................................4
         4.2. Authority........................................................4
         4.3. Determination....................................................4
         4.4. Delegation.......................................................4
5. AMENDMENT AND TERMINATION...................................................5
         5.1. Power of Board...................................................5
         5.2. Limitation.......................................................5
         5.3. Term.............................................................5
         5.4. Termination......................................................5
         5.5. Effect...........................................................5
6. OFFERINGS...................................................................5
         6.1. Offerings........................................................5
         6.2. Terms of Offering................................................5
7. GRANTS, PARTICIPATION AND WITHDRAWAL........................................6
         7.1. Grant of Options.................................................6
         7.2. Options Not Transferable.........................................6
         7.3. Election to Participate..........................................7
         7.4. Method of Payment and Stock Purchase Accounts....................7
         7.5. Withdrawal from the Plan.........................................7
8. PURCHASE OF STOCK...........................................................7
         8.1. Exercise of Option...............................................7
         8.2. Allotment of Shares..............................................7
         8.3. Rights on Retirement, Death or Termination of Employment.........8
         8.4. Delivery of Stock................................................8
9. MISCELLANEOUS PROVISIONS....................................................8
         9.1. Underscored References...........................................8
         9.2. Number and Gender................................................8
         9.3. Governing Law....................................................8
         9.4. Purchase for Investment..........................................8
         9.5. Restricted Shares................................................9
         9.6. No Employment Contract...........................................9
         9.7. Offset...........................................................9
         9.8. No Effect on Other Benefits......................................9

                        APPLIED CELLULAR TECHNOLOGY, INC.
                       1999 EMPLOYEES STOCK PURCHASE PLAN



1. NAME AND PURPOSE.

     1.1. Name.

          The name of this Plan is the "Applied Cellular Technology, Inc. 1999 Employees Stock Purchase Plan".

     1.2. Purpose and Construction.

          The Company has established this Plan to encourage and facilitate the purchase of its Common Stock by Eligible Employees. This Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Consequently, the provisions of this Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code. Any term or provision of this Plan which is inconsistent with the requirements of Section 423 of the Code shall be inapplicable.

2. DEFINITION OF TERMS.

     2.1. General Definitions.

          The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

               2.1.1. Board.

                    The Board of Directors of the Company.

               2.1.2. Code.

                    The internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

               2.1.3. Company.

                    Applied Cellular Technology, Inc.

               2.1.4. Committee.

                    The Committee described in Section 4.1.


               2.1.5. Common Stock.

                    The Company's $.001 par value common stock.

               2.1.6. Compensation.

                    The  gross  salary  and  wages  earned  by an  Employee  for services rendered to an Employer plus any other remuneration so earned as the Committee shall determine.

               2.1.7. Effective Date.

                    The date the Plan is  approved  by the  shareholders  of the
               Company which must occur within one year before or after approval by the Board. Any Offerings made prior to the approval by the shareholders of the Company and Options granted under such Offerings shall be void if such approval is not obtained.

               2.1.8. Employee.

                    A person employed by the Employer.

               2.1.9. Eligible Employee.

                    With respect to each  Offering,  an Employee who is eligible to be granted an Option under the terms of such Offering. Notwithstanding the foregoing, with respect to any Offering, all Employees must be Eligible Employees except Employees who may be excluded under Section 423(b)(4) of the Code. The determination of whether an Employee is an Eligible Employee shall be made as of each Entry Date. For purposes of determining an Employee's eligibility under the Plan, the Committee shall have the right to determine that employment for an entity which is acquired by an Employer or whose assets are acquired by an Employer is employment by the Employer.

               2.1.10. Employer.

                    With  respect to each  Offering,  the Company and all of its
               Parents and Subsidiaries whose Employees are eligible to be granted Options to purchase Common Stock in such Offering.

               2.1.11. Entry Date.

                    Each date that an Eligible Employee may become a Participant in the Plan.

               2.1.12. Exercise Date.

                    Each date on which an Option is exercised.

               2.1.13. Fair Market Value.

                    The closing price of Shares on the NASDAQ on a given date or in the absence of sales on a given date, the closing price on the NASDAQ on the last day on which a sale occurred prior to such date.

               2.1.14. Offering.

                    An  offering  consisting  of grants of Options  to  purchase
               Shares under the Plan.

               2.1.15. Offering Date.

                    Each date selected by the Committee for the initial granting of Options to purchase Shares in an Offering.

               2.1.16. Offering Period.

                    With respect to each Offering,  the period  beginning on the
               Offering Date and ending on the Termination Date.

               2.1.17. Option.

                    An option granted under the Plan to purchase Shares.

               2.1.18. Parent.

                    Any corporation  (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               2.1.19. Participant.

                    An Eligible  Employee who has elected to  participate in the
               Plan.

               2.1.20. Plan.

                    The Applied  Cellular  Technology,  Inc. 1999 Employee Stock
               Purchase Plan and all amendments and supplements to it.

               2.1.21. Share.

                    A share of Common Stock.

               2.1.22. Subsidiary.

                    Any  corporation,  other than the  Company,  in an  unbroken chain of corporations beginning with the Company if, at the time of grant of an Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               2.1.23. Termination Date.

                    The date on which an Offering expires.

     2.2. Other Definitions.

          In addition to the above definitions, certain words and phrases used in the Plan and in any Offering may be defined in other portions of the Plan or in such Offering.

3. SHARES TO BE OFFERED.

     3.1. Number of Shares.

          The number of Shares for which Options may be granted under the Plan shall be 1,500,000, plus an annual increase, effective as of the first day of each calendar year, commencing with 2000, equal to 5% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 3,000,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

     3.2. Reusage.

          If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the Shares covered by such Option which were not purchased shall again be available for use under the Plan.

     3.3. Adjustments.

          If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the class of stock and number of shares of such class available for Options, the class of stock and maximum number of shares of such class that may be purchased in the current Offering Period, and the price per share, as applicable, shall be appropriately adjusted by the Committee.

4. ADMINISTRATION.

     4.1. Committee.

          The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     4.2. Authority.

          Subject to the terms of the Plan, the Committee shall have complete authority to:

               (a) determine the terms and  conditions of, and the Employers and
          the  Eligible  Employees   under,   each   Offering,  as  described in
          Section 6;

               (b) interpret and construe the Plan;

               (c) prescribe, amend and rescind rules and regulations relating to the Plan;

               (d) maintain accounts, records and ledgers relating to Options;

               (e) maintain  records  concerning its decisions and  proceedings;

               (f) determine all questions relating to Options under the Plan;

               (g) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

               (h) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

     4.3. Determination.

          All determinations of the Committee shall be final.

     4.4. Delegation.

          The Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

5. AMENDMENT AND TERMINATION.

     5.1. Power of Board.

          Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

     5.2. Limitation.

          The Board may not amend the Plan, without approval of the shareholders of the Company:

               (a) in a manner which would cause the Plan to fail to meet the requirements of Section 423 of the Code; or

               (b)  in  a  manner  which  would   violate   applicable   law  or
          administrative regulation or rule.

     5.3. Term.

          The Plan shall commence as of the Effective Date and, subject to the terms of the Plan including those requiring approval by the shareholders of the Company, shall continue in full force and effect until terminated.

     5.4. Termination.

          The Plan may be terminated at any time by the Board. The Plan shall automatically terminate when all of the Shares available for purchase under the Plan have been sold. Upon termination of the Plan, and the exercise or lapse of all outstanding Options, any balances remaining in each Participant's stock purchase account shall be refunded to him.

     5.5. Effect.

          The amendment or termination of the Plan shall not adversely affect any Options granted prior to such amendment or termination.

6. OFFERINGS.

     6.1. Offerings.

          There may be one or more Offerings under the Plan, which shall occur at such time or times, if any, as the Committee shall determine. Offerings may run concurrently and/or consecutively. Except as otherwise provided in an Offering, all capitalized terms used in the Offering shall have the same meaning as in the Plan, and the Offering shall be subject to all of the terms and conditions of the Plan.

     6.2. Terms of Offering.

          At the time each Offering is made, the Committee will determine all of the terms and conditions of the Offering, which terms and conditions shall include, but not be limited to, the following:

               (a) The number of Shares to be  offered,  which in no event shall
          exceed  the  maximum  number  of  Shares  then  available   under  the
          provisions of Section 3.

               (b) The Offering Period, which in no event shall exceed the maximum period permitted under Section 423 of the Code.

               (c) The price per Share for which Common Stock will be sold to Participants who exercise Options, which price shall not be less than the lower of the following:

                    (i) 85% of the Fair Market  Value on the date upon which the
               Option was granted; or

                    (ii) 85% of the Fair Market Value on the Exercise  Date upon which the Option is exercised.

               Notwithstanding the foregoing, in no event shall the price per Share be less than the par value.

               (d) The Employers and Eligible Employees with respect to the Offering. All Eligible Employees on an Entry Date shall be eligible with respect to the Options to be granted on such Entry Date. However, no Employee shall be granted an Option:

                    (i) if, immediately after the grant, such Employee would own
               (within the meaning of Section 423(b)(3) of the Code) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary; or

                    (ii) which  permits his rights to  purchase  stock under all employees stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock, determined as of the time such Option is granted, for each calendar year in which such Option is outstanding at anytime.

               (e) The number of Entry Dates and the date of each Entry Date.

               (f) The number of Exercise Dates and the date of each Exercise Date.

               (g) The maximum number of Shares, if any, that may be purchased in the Offering Period by a Participant.

               (h) The maximum number of Shares, if any, which may be purchased in an
         Offering Period by a Participant as a percentage of his Compensation.

               (i) Whether or not interest will be paid on balances in Participant's stock purchase accounts, and, if interest is to be paid, the rate of interest or method of determining the rate of interest, and whether interest is to be used to purchase Shares or paid to the Participant.

7. GRANTS, PARTICIPATION AND WITHDRAWAL.

     7.1. Grant of Options.

               On an Entry Date, each Eligible Employee, who shall have indicated his desire to participate in the Plan commencing with such Entry Date by executing and delivering to the Company an agreement in the form approved by the Committee ("Participation Agreement") in accordance with the provisions of the Offering, shall be granted an Option to purchase Shares under the Plan.

     7.2. Options Not Transferable.

          Each option  shall not be  transferable  by the grantee  other than by
     will  or  under  the  laws  of  descent  and   distribution  and  shall  be
     exercisable, during his lifetime, only by him.

     7.3. Election to Participate.

          An Eligible Employee who wishes to participate in the Plan as of an Entry Date must deliver his executed Participation Agreement to the Company no later than required by the Committee.

     7.4. Method of Payment and Stock Purchase Accounts.

          Payment for Shares shall be made through payroll deductions from the Participant's Compensation, such deductions to be authorized by a Participant in the Participation Agreement, by separate cash payments which may be made by a Participant from time to time, if permitted by the Committee, and if permitted, in accordance with rules and limitations set by the Committee, and, with the consent of the Committee, and upon such terms as it shall require, in Shares which shall be valued at Fair Market Value on the Exercise Date. A stock purchase account shall be set up on the books of the Company in the name of each Participant. The amount of all payroll deductions, separate cash payments, and tender of Shares shall be credited to the respective stock purchase accounts of the Participants on the Company's books. The funds deducted and withheld by the Company through payroll deductions, the funds received by the Company from separate cash payments, and the tendered Shares may be used by the Company for any corporate purposes as the Board shall determine, and the Company shall not be obligated to segregate said funds or Shares in any way.

     7.5. Withdrawal from the Plan.

          A Participant may not withdraw from the Plan unless permitted by the Committee and, if so permitted, only at such times and upon such conditions as the Committee shall determine.

8. PURCHASE OF STOCK.

     8.1. Exercise of Option.

          Unless a Participant shall have withdrawn from the Plan as provided in
     Section 7.5, is Option to purchase Shares will be automatically exercised for him on each Exercise Date for the number of full Shares which the accumulated payroll deductions, separate cash payments (plus, if so permitted by the Committee pursuant to paragraph (i) of Section 6.2, interest on such cash deductions and payments) and tendered Shares as of the Exercise Date will purchase at the applicable Option price, subject to the limitations set forth in the Plan and the Offering and subject to allotment in accordance with Section 8.2. Any balance remaining in a Participant's stock purchase account after the exercise of an Option will remain in such account unless the Offering is over, in which event it will be refunded to such Participant.

     8.2. Allotment of Shares.

          In the event that, on any Exercise Date, the aggregate funds and Shares available for the purchase of Shares, pursuant to the provisions of
     Section 8.1, would purchase a greater number of Shares than the number of Shares then available for purchase under the Plan on such Exercise Date, the Company shall issue to each Participant, on a pro rata basis, such number of Shares as, when taken together with the Shares issued to all other Participants, will result in the issuance of Shares totaling no more than the number of Shares then remaining available for issuance under the Plan on such Exercise Date. If, after such allotment, all of the Shares under an Offering have been purchased, any balance remaining in a Participant's stock purchase account shall be refunded to such Participant.

     8.3. Rights on Retirement, Death or Termination of Employment.

          In the event of a Participant's retirement, death or termination of employment, no payroll deduction shall be taken from any Compensation due and owing to him at such time, and the amount in the Participant's stock purchase account shall be applied as of the next Exercise Date in the manner set forth in Section 8.1, as if the retirement, death or termination of employment had not occurred, unless the former Employee or, in the event of his death, the person or persons to whom his rights pass by will or the laws of the descent and distribution (including his estate during the period of administration) requests in writing prior to the Exercise Date that such amount be refunded; provided, however, if the retirement, death or termination of employment occurs more than three months prior to the next Exercise Date, such amount shall automatically be refunded. An Employee of a Subsidiary or a Parent which ceases to be a Subsidiary or a Parent shall be deemed to have terminated his employment for purposes of this Section 8.3 as of the date such corporation ceases to be a Subsidiary or a Parent, as the case may be, unless, as of such date, the Employee shall become an Employee of the Company or any Subsidiary or Parent.

     8.4. Delivery of Stock.

          Certificates for Shares purchased will be issued and delivered as soon as practicable, which certificates shall be registered only in the name of the Participant, or, if he so indicates on his Participation Agreement in his name and that of his spouse as tenants by the entirety with right of survivorship or in his name and that of another person as joint tenants with right of survivorship. None of the rights or privileges of a shareholder of the Company shall exist with respect to Shares purchased under the Plan until the certificates representing such Shares as issued.

9. MISCELLANEOUS PROVISIONS.

     9.1. Underscored References.

          The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

     9.2. Number and Gender. The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     9.3. Governing Law.

          This Plan shall be construed and administered in accordance with the laws of the State of Missouri.

     9.4. Purchase for Investment.

          The Committee may require each person purchasing Shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the

     Committee may deem advisable under all applicable laws, rules, and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     9.5. Restricted Shares.

          Shares purchased under the Plan may be subject to restrictive agreements between an Employer and a Participant. In such case, the Employer shall have the right to include a legend reflecting any such restriction on any certificate for such Shares.

     9.6. No Employment Contract.

          The adoption of the Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Company, a Parent or Subsidiary to terminate the employment of any of its employees at any time.

     9.7. Offset.

          In the event that any Participant wrongfully appropriates funds or other property of an Employer and thereby becomes indebted to such Employer, any funds or Shares in his stock purchase account may be applied against and used to satisfy such indebtedness.

     9.8. No Effect on Other Benefits.

          The grant of Options under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                        APPLIED CELLULAR TECHNOLOGY, INC.


Richard J. Sullivan and Garrett A. Sullivan, and each of them, are appointed by the undersigned as proxies, each with power of substitution, to represent and vote the shares of stock of Applied Cellular Technology, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 5, 1999 and at any postponements or adjournments thereof (the "Annual Meeting") as if the undersigned were present and voting at the meeting.

     1. Election of Directors

     Note: Unless otherwise indicated, the shares represented by this proxy will be voted FOR each nominee named below.

     NOMINEES:

Daniel E. Penni, Angela M. Sullivan and Constance K. Weaver

     FOR all nominees (except as written on the line below)                [   ]

     WITHHOLD AUTHORITY TO VOTE for all nominees listed above              [   ]

(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominees' names on the line below.)

--------------------------------------------------------------------------------

     2. Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for the 1999 fiscal year.

     FOR    [   ]              AGAINST   [   ]            ABSTAIN    [   ]

     3. Approval to change the Company's name to Applied Digital Solutions, Inc. and to amend any and all documents, agreements and instruments to reflect such name change.

     FOR    [   ]              AGAINST   [   ]            ABSTAIN    [   ]

     4. Approval of a further amendment and second restatement of the articles of incorporation of the Company.

     FOR    [   ]              AGAINST   [   ]            ABSTAIN    [   ]

     5. Approval and adoption of the Company's 1999 Flexible Stock Plan.

     FOR    [   ]              AGAINST   [   ]            ABSTAIN    [   ]

     6. Approval and adoption of the Company's  1999  Employees  Stock  Purchase
Plan.

     FOR    [   ]              AGAINST   [   ]            ABSTAIN    [   ]

     7. Ratification   of  the  options   granted  under  the  Company's    1996
Non-Qualified Stock Option Plan since the 1997 Annual Meeting.

     FOR    [   ]              AGAINST   [   ]            ABSTAIN    [   ]

     8. In their discretion, on any other business that may properly come before the Meeting.


THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS SET FORTH ABOVE AND, WHERE NO DIRECTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR NAMED ABOVE AND FOR EACH PROPOSAL REFERRED TO ABOVE.

Dated _______________, 1999

                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Signature

Please sign, date and return this proxy in the enclosed envelope. Joint Owners should each sign this proxy. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give their full title.